ATWOOD OCEANICS, INC.


                           15835 PARK TEN PLACE DRIVE
                              HOUSTON, TEXAS 77084



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                             Houston, Texas
                                                            January 13, 2006

To the Shareholders of

ATWOOD OCEANICS, INC.:



     Notice is hereby given that, pursuant to the provisions of the Amended and Restated By-laws of Atwood Oceanics, Inc., the Annual Meeting of the Shareholders of Atwood Oceanics, Inc. will be held at the principal executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, in the City of Houston, Texas 77084, at 10:00 o'clock A.M., Houston Time, on Thursday, February 9, 2006, for the following purposes:

     1. To elect six (6) members of the Board of Directors for the term of office specified in the accompanying Proxy Statement.

     2. To approve the proposed adoption of the Amended and Restated Certificate of Formation to reflect changes in Texas law as described in the accompanying Proxy Statement.

     3. To approve the proposed increase in authorized shares of Common Stock of the Company from 20,000,000 shares to 50,000,000 shares as described in the accompanying Proxy Statement.

     4. To approve the proposed adoption of the Amended and Restated 2001 Stock Incentive Plan as described in the accompanying Proxy Statement.

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 30, 2005 will be entitled to notice of and to vote at the Annual Meeting.

     Shareholders are cordially invited to attend the meeting in person. Those who will not attend are requested to sign and promptly mail the enclosed proxy for which a stamped return envelope is provided.

By Order of the Board of Directors



                                               /s/ James M. Holland
                                               JAMES M. HOLLAND, Secretary

                         ANNUAL MEETING OF SHAREHOLDERS
                              ATWOOD OCEANICS, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                 January 13, 2006

                        SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of common stock, par value $1.00 per share ("Common Stock") of Atwood Oceanics, Inc., (hereinafter sometimes referred to as "we", "us", "our" or the "Company") of record at the close of business on December 30, 2005 will be entitled to vote at the Annual Meeting of Shareholders to be held February 9, 2006 at 10:00 o'clock A.M., Houston Time, at our principal executive offices, 15835 Park Ten Place Drive, Houston, Texas, 77084 and at any and all adjournments thereof.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy, when executed and not so revoked, will be voted in accordance therewith. This proxy material is first being mailed to shareholders on or about January 13, 2006.

                         PERSONS MAKING THE SOLICITATION

     This proxy is solicited on behalf of the Board of Directors of the Company. In addition to solicitation by mail for which we will bear the cost, we may request banks, brokers and other custodians, nominees and fiduciaries who hold our Common Stock in street name to send proxy material to the beneficial owners of stock and to secure their voting instructions, if necessary. Further solicitation of proxies may be made by telephone, mail, facsimile, or oral communication with some of our shareholders, following the original solicitation. All such further solicitation will be made by our regular employees and we will bear the cost for such solicitation.

                                VOTING SECURITIES

     At the close of business on December 30, 2005, the time which has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the meeting, we had 15,401,926 shares of Common Stock outstanding.

     The election as directors of the persons nominated in this proxy statement and approval of adoption of the Amended and Restated 2001 Stock Incentive Plan will require the vote of the holders of a majority of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present. Approval of the Amended and Restated Certificate of Formation and the increase of the authorized shares of Common Stock of the Company from 20,000,000 share to 50,000,000 shares will require the vote of the holders of two-thirds (2/3) of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will operate to prevent the election of the directors nominated in this Proxy Statement or the approval of such other matters as may properly come before the meeting to the same extent as a vote withholding authority to vote for the election of directors so nominated or a vote against such other matters.

     Each share of Common Stock entitles its owner to one vote except with respect to the election of directors. With respect to the election of directors, each shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or to distribute the votes so cumulated among as many candidates as he may desire. In the event of cumulative voting, the candidates for directors receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

         If a shareholder desires to exercise his right to cumulate votes for directors, the laws of the State of Texas, the State in which we are incorporated, require the shareholder to give our Secretary written notice of such intention on or before the day preceding the meeting. Such notice should be sent to: Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218, Attn:
James M. Holland. If any shareholder gives such notice, all shareholders have the right to use cumulative voting at the meeting. The persons appointed by the enclosed form of proxy are not expected to exercise the right to cumulate votes for election of the directors named elsewhere in this Proxy Statement, although such persons shall have discretionary authority to do so.

                             PRINCIPAL SHAREHOLDERS

         The following table reflects certain information known to us concerning persons beneficially owning more than 5% of our outstanding Common Stock as of close of business on December 30, 2005 based on information provided by a third party service provider in reports prepared for us.

Name and Address                          Shares of Common Stock       Percent
                                          Beneficially Owned          of Class
-----------------                         ----------------------      --------
H&PIDC (1)                                  2,000,000                   12.99%
         1437 South Boulder Avenue
         Tulsa, Oklahoma 74119
-------------------

(1) Mr. Helmerich, a current Director of the Company and Director nominee, is President, Chief Executive Officer and a director, of Helmerich & Payne, Inc. ("H&P"). Mr. Helmerich, together with other family members and the estate of W.H. Helmerich, deceased, are controlling shareholders of H&P, which has one hundred percent (100%) ownership of H&PIDC, which currently owns of record and beneficially 2,000,000 shares of our Common Stock. Mr. Helmerich has disclaimed beneficial ownership of the Common Stock owned by H&PIDC.

COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the amount of Common Stock beneficially owned as of the close of business on December 30, 2005 by each of the directors, by each of the executive officers, and by all directors and executive officers as a group. Unless otherwise indicated below, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown.

Name of Director,                                    Shares of Common Stock        Percent
Executive Officer or Group                           Beneficially Owned            of Class
---------------------------                          ----------------------        --------

Deborah A. Beck                                                   1,800 (2)            (1)
Robert W. Burgess                                                 6,000 (3)            (1)
George S. Dotson                                                  4,000 (3)            (1)
Hans Helmerich                                                    4,000 (3)(4)         (1)
William J. Morrissey                                              4,400 (3)            (1)
John R. Irwin                                                   135,200 (5)            (1)
James M. Holland                                                 55,284 (6)            (1)
Glen P. Kelley                                                   69,550 (7)            (1)
All directors and executive officers as a group (8 persons)     268,234 (8)          1.74%
------------

(1) Less than 1%.
(2) Includes 1,500 shares which may be acquired upon exercise of options.
(3) Includes 4,000 shares which may be acquired upon the exercise of options.
(4) See Note (1) on page 3 for more information.
(5) Includes 135,000 shares which may be acquired upon the exercise of options.
(6) Includes 53,150 shares which may be acquired upon the exercise of options.
(7) Includes 69,250 shares which may be acquired upon the exercise of options.
(8) Includes 263,200 shares which may be acquired upon the exercise of options.


                               EXECUTIVE OFFICERS

         The persons indicated below are our executive officers. The office held, date of first election to that office and the age of each officer as of the close of business on December 30, 2005 are indicated opposite his name.

                                                        Date of
                                                        First
     Name                    Offices Held               Election        Age
     ----                    ------------               --------        ---


     John R. Irwin           President and Chief          March         60
                             Executive Officer             1993

     James M. Holland        Senior Vice President       October        60
                             and Secretary                 1988

     Glen P. Kelley          Senior Vice President -     December       57
                             Marketing and                 2004
                             Administration

     No family relationship exists between any of the above executive officers. All of our officers serve at the pleasure of the Board of Directors and may be removed at any time with or without cause. Each of our executive officers has served as our executive officer during the past five (5) years.

     Mr. Irwin joined us in July 1979, serving as Operations Manager - Technical Services. He was elected Vice President - Operations in November 1980, Executive Vice President in October 1988, President and Chief Operating Officer in November 1992, and President and Chief Executive Officer in March 1993.

     Mr. Holland joined us as Accounting Manager in April 1977. He was elected Vice President - Finance in May 1981 and Senior Vice President and Secretary in October 1988.

     Mr. Kelley rejoined us in January 1983 as Manager of Operations Administration. He was elected Vice President - Contracts and Administration in October 1988 and Senior Vice President - Marketing and Administration in December 2004.

ITEM 1 - PROPOSAL FOR THE ELECTION OF DIRECTORS

     At the meeting, six (6) directors (leaving one position vacant) are to be elected for terms of one year each. Although our Amended and Restated By-laws provide that the Board of Directors consists of seven (7) persons, we have not yet identified a suitable nominee to fill the vacancy. Accordingly, only six (6) persons are nominated for election as directors, and shares may not be voted for a greater number of persons than the number of nominees named. All six (6) director nominees are currently serving as directors and are standing for re-election.

     The persons  named in the enclosed form of proxy (James M. Holland and Glen
P. Kelley) have advised that they will vote all shares represented by proxies for the election of the six (6) nominees for director listed below, unless authority to so vote is withheld by the shareholder. Such persons will have the discretion to cumulate the votes of the shares represented by proxy, although the exercise of such discretion is not expected. If any of the nominees listed below becomes unavailable for any reason, the shares represented by the proxies will be voted for the election of such person, if any, as may be designated by the Board of Directors.

                         Present        Served as
                         Position       a Director
                         with the       Continuously     Term to
Nominees                 Company        Since            Extend to       Age
--------                 ---------      -------------    ---------       ---

Deborah A. Beck          Director        February         February       58
                                           2003           2007

Robert W. Burgess        Director        September        February       64
                                           1990           2007

George S. Dotson         Director        February         February       65
                                           1988           2007

Hans Helmerich           Director        February         February       47
                                           1989           2007

John R. Irwin            Director,       November         February       60
                         President         1992           2007
                         and Chief
                         Executive
                         Officer

William J. Morrissey     Director        November          February      78
                                           1969           2007

     At all times during the previous five (5) years, Ms. Beck has been employed by the Northwestern Mutual Life Insurance Company in various executive capacities including Executive Vice President - Planning and Technology, Senior Vice President - Insurance Operations, Vice President - New Business, and Vice President of Policy Benefits. Ms. Beck served in the legal department for six

(6) years, three (3) of which she served as Assistant General Counsel. Northwestern Mutual is a leading direct provider of individual life insurance and offers insurance products, investment products and advisory services. Ms. Beck's current role as Executive Vice President - Planning and Technology of Northwestern Mutual entails responsibility for strategic planning, merger and acquisition activity, information technology and project management. Ms. Beck's division has a budget of $290 million per year and she oversees the direction of 750 employees.

     Until his retirement in 1999, Mr. Burgess served for over five (5) years as Chief Financial Officer (Senior Vice President) for CIGNA Investment Division, CIGNA Companies. CIGNA is a diversified financial services company with major businesses in insurance, health care, pensions and investments.

     At all times during the previous five (5) years, Mr. Dotson has served as Vice President - Drilling of H&P and President of H&PIDC. H&P is an energy-oriented company engaged in contract drilling. He serves as a director of H&P.

     At all times during the previous five (5) years, Mr. Helmerich has served as the Chief Executive Officer as well as a director of H&P.

     Mr. Irwin has been employed by us in various executive capacities for the last twenty-seven (27) years; of which, the last thirteen years he has been President and Chief Executive Officer.

     Mr. Morrissey served as director and Vice Chairman of the Board of Directors of Marine Corporation until the end of 1987 when Marine Corporation was acquired by Banc One Corporation, Columbus, Ohio. Mr. Morrissey is currently retired.

Board of Director Meetings and Committees

     The Company has standing Audit, Compensation, Executive and Nominating & Corporate Governance Committees. The following chart shows the Committee membership and positions of each director:

                                                                            Nominating and
                                                                            Corporate
                                           Compensation      Executive      Governance
Director                Audit Committee    Committee         Committee      Committee
--------                ---------------    ------------      ---------      --------------
Deborah A. Beck         X                  X                                X
                        X (Financial
Robert W. Burgess       Expert)            X                                X
George S. Dotson        X                  X (Chairperson)   X              X
Hans Helmerich                                               X              X (Chairperson)
John R. Irwin                                                X
William J. Morrissey    X (Chairperson)                                     X


     The Audit Committee members are Ms. Beck and Messrs. Burgess, Dotson and Morrissey. The Board of Directors has determined that Mr. Burgess is our "Audit Committee Financial Expert" as that term is defined under the relevant federal securities laws and regulations. The Audit Committee functions to review in general terms the Company's accounting policies and audit procedures and to supervise internal accounting controls. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A and which is also accessible on our website, www.atwd.com. The Audit Committee held six (6) meetings during fiscal year 2005, of which four (4) were telephone conferences.

     The Executive Committee, composed of Messrs. Dotson, Helmerich and Irwin, meets frequently, generally by telephone conference, for review of major decisions and to act as delegated by the Board of Directors. Our Board of Directors has adopted a written charter for the Executive Committee, a copy of which is accessible on our website, www.atwd.com.

     The Compensation Committee members, Ms. Beck, Messrs. Burgess and Dotson, are responsible for administration of the Company's stock incentive plans, and for review and approval of all salary and bonus arrangements. During fiscal year 2005, there were four (4) meetings of the Compensation Committee, of which one
(1) was a telephone conference. Our Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is accessible on our website, www.atwd.com.

     The Nominating & Corporate Governance Committee composed of Ms. Beck and Messrs. Burgess, Dotson, Helmerich and Morrissey is to assist the Board of Directors ("Board") regarding the appropriate size and composition of the Board, as well as monitoring and making recommendations regarding the Board's performance. The Nominating & Corporate Governance Committee held two (2) meetings during fiscal year 2005. The Nominating & Corporate Governance Committee will consider all director nominees recommended to it, including those recommended by third parties such as shareholders. Such nominations should be directed to any member of the Nominating & Corporate Governance Committee. A specific process for communication between shareholders and the Nominating & Corporate Governance Committee is accessible on our website, www.atwd.com, under "Investor Information" - "Corporate Governance" - "Contact the Atwood Oceanics, Inc. Board of Directors". The Nominating & Corporate Governance Committee will evaluate all nominees, including those recommended by third parties such as shareholders, for the following: personal qualities such as leadership, statesmanship and responsiveness; general management qualities such as a global perspective on the business, short term results, strategic thinking and planning, knowledge of the business and preparedness; financial expertise such as value creation, capital planning, and communications with the financial investment communities; and qualities relating to the use of human resources such as developing management talent and creating an effective organization. Our Board of Directors has adopted a written charter for the Nominating & Corporate Governance Committee, a copy of which is accessible on our website, www.atwd.com.

     Each of the Audit Committee charter, the Compensation Committee charter and the Nominating & Corporate Governance Committee charter state that each member must be independent as required by the New York Stock Exchange Listing Standards and as determined by the Board of Directors in its business judgment. No member of the Audit Committee, the Compensation Committee or the Nominating & Corporate Governance Committee shall have a relationship to the Company that may interfere with the exercise of his or her independent judgment and all members of such committees shall be non-employee directors. The Board of Directors has made a determination that each member of the Audit Committee, Compensation Committee and the Nominating & Corporate Governance Committee is independent and meets the requirements of the committee on which he or she serves. The Board of Directors specifically considered the relationship of H&P and H&PIDC to the Company and determined that they are not our affiliates, and, based on that fact and other considerations, Messrs. Dotson and Helmerich are also not our affiliates.

     Five (5) meetings of the Board of Directors were held during fiscal year 2005, four of which were regularly scheduled meetings, with one (1) being a conference call. Each director attended, during the time of his or her membership, at least seventy-five (75%) percent of Board of Director and Committee meetings to which he or she was assigned. Additionally, the non-management members of the Board of Directors held four (4) meetings, of which all were in person. Mr. Helmerich presided over the meetings of the non-employee members of the Board of Directors as our "Lead Independent Director." The Company does not have a policy with regard to Board of Directors' attendance at the annual meeting. Last year, one member of the Board of Directors, Mr. Irwin, attended the annual meeting. We have a specific process at the election of the communicating shareholder, for communications between shareholders and either the Board of Directors as a whole or the non-management members of the Board of Directors as detailed on our website, www.atwd.com, along with other of our corporate governance guidelines.

Code of Ethics

     Included in our corporate governance guidelines detailed on our website, www.atwd.com, is the code of ethics we have adopted and which is applicable to our chief executive officer and our senior financial officer, Mr. Irwin and Mr. Holland, respectively We intend to satisfy the disclosure requirement regarding any changes in our code of ethics we have adopted and or any waiver therefrom by posting such information on our website or by filing a Form 8-K for such event.

Required Vote for Election of Directors

     Election as directors of the persons nominated in this Proxy Statement requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF THE PERSONS NOMINATED HEREIN.

ITEM 2 PROPOSAL TO ADOPT AN AMENDED AND RESTATED CERTIFICATE OF FORMATION TO REFLECT CHANGES IN TEXAS LAW

General

     On December 1, 2005, our Board of Directors approved the Amended and Restated Certificate of Formation in the form attached hereto as Appendix B, subject to shareholder approval. The current Restated Articles of Incorporation were filed with the Texas Secretary of State on January 25, 1972 and have been amended or supplemented by designation with filings made on March 28, 1975, March 20, 1992, November 7, 1997, and October 17, 2002. The Restated Articles of Incorporation and all amendments or supplements thereto are referred to in this Proxy Statement as the "Current Articles." Since the original date of adoption of the Current Articles, the laws of Texas governing corporations have been amended numerous times, most recently by the adoption of the new Texas Business Organizations Code, or TBOC.

     The TBOC will become effective on January 1, 2006 for entities formed in Texas on or after that date. Unless existing entities elect early adoption to be governed by the TBOC, the TBOC will not apply to them until January 1, 2010. After January 1, 2010, all entities formed in Texas will be governed by the TBOC. The TBOC was promulgated to modernize the provisions governing Texas entities and to consolidate existing provisions governing Texas entities into one set of statutory provisions. The Board of Directors believes it to be in our best interest to elect early adoption of the TBOC to take advantage of these changes in Texas law. Additionally, the Board of Directors believes it to be an opportune time to consolidate the provisions of the Current Articles into one document for easier reference of our governing documents.

Purpose

     This proposal is primarily intended to modernize the Current Articles by conforming them to reflect the TBOC and by deleting provisions that are unnecessary, ineffective or otherwise inappropriate as a result of the adoption of the TBOC. Further, as the ability of shareholders to cumulate their votes for directors will no longer be the default rule for Texas corporations under the TBOC, our Board of Directors believes it to be in our best interest to specifically provide for cumulative voting for directors in the Amended and Restated Certificate of Formation, so as to ensure that there will be no change in the substantive rights of our shareholders. Therefore, this proposal is additionally intended to protect the current rights of our shareholders once we are governed by the TBOC. If this proposal is approved, the Amended and Restated Certificate of Formation will become effective upon filing with the Texas Secretary of State. If this proposal is not approved the TBOC will apply to us on January 1, 2010 at the latest.

Description of Amended and Restated Certificate of Formation

     The following table sets forth a general description of the changes to our Current Articles effected by the proposed Amended and Restated Certificate of Formation. The full text of the proposed Amended and Restated Certificate of Formation is set forth in Appendix B.

                                      8

Current Articles                          Change Effected by
                                    Amended and Restated Certificate of Formation
ARTICLE I:                  None.
Name.

ARTICLE II.                 The TBOC  provides  that  perpetual  existence  is the  default  rule for Texas
Duration.                   corporations.  Therefore,  under the TBOC the current language is redundant and has been deleted.

ARTICLE III.                Current  drafting  practice is to provide that a corporation may engage "in any
Purpose.                    lawful  activity for which a corporation  may be  incorporated"  rather than to
                            enumerate   permitted   activities,   and  the  language   has  been   modified
                            appropriately.

ARTICLE IV.                 The  language  has  been  revised  to  consolidate  the  terms  of the  various
Capital Stock.              amendments and  certificate of  designations  comprising our Current  Articles.
                            The draft proposed Amended and Restated Certificate of Formation included as
                            Appendix B assumes the approval of the proposal in Item 3 to increase the total number of authorized shares of Common Stock. If the proposal in Item 3 is not approved, then the draft language will be amended to reflect the current total number of authorized shares of Common Stock.

ARTICLE V.                  The TBOC does not require this language to be included and it has been deleted.
Minimum Capital.

ARTICLE VI.                 (New  Article  V) This  language  has  been  updated  to  reflect  our  current
Registered Agent.           registered agent.

ARTICLE VII.                (New  Article  VI) This  language  has been  updated  to  reflect  our  current
Board of Directors.         members of the Board of Directors.

ARTICLE VIII.               The TBOC does not require this language to be included and it has been deleted.
Names and
Addresses of
Incorporators.

ARTICLE IX.                 The TBOC  changes  current  law so that  preemptive  rights  are no longer  the
Preemptive Rights           default  rule.  As we do  not  have  preemptive  rights  and  would  no  longer required to specifically deny them if governed by
                            the TBOC, that language has been deleted.

ARTICLE X.                  (New Article VI) This language has been modified to  incorporate  references to
Director's Liability.       the TBOC.

N/A                         CUMULATIVE VOTING (New Article VIII). Under the TBOC, corporations must include a statement in their Certificate of Formation authorizing the right of shareholders to cumulate their votes in the election of directors. As our shareholders currently have  this right, we want to ensure that there is no change to the rights of our shareholders once we are  governed by the TBOC.


Impact of Item 3 Proposal

     The proposal set forth in Item 3 relates to the increase in the number of authorized shares of our Common Stock. If the proposal set forth in Item 3 is not approved, and this Item 2 proposal is, then the Amended and Restated Certificate of Formation will be adopted in the form set forth in Appendix B, except that the total number of authorized shares of Common Stock will be twenty million (20,000,000) as authorized by our Current Articles.

Required Vote for Approval of the Amended and Restated Certificate of Formation

     Approval of the Amended and Restated Certificate of Formation requires the affirmative vote of the holders of two-thirds (2/3) of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF FORMATION.

ITEM 3  PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF
        THE COMPANY

General

     Our Current Articles authorize the issuance of a total of twenty-one million (21,000,000) shares of capital stock, consisting of twenty million (20,000,000) shares of Common Stock, each with a par value of $1.00 per share, and one million (1,000,000) shares of Preferred Stock, each with no par value. As of the close of business on December 30, 2005, 15,401,926 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. In addition, as of the close of business on December 30, 2005, we had 888,075 shares of Common Stock subject to outstanding stock options and 444,250 shares of Common Stock reserved for issuance pursuant to future grants under the Company's current stock incentive plans. Our total Common Stock share requirement as of the close of business on December 30, 2005, was approximately 16,734,251 shares, or the Share Requirement.


     On December 1, 2005, our Board of Directors approved, subject to approval of our shareholders, the increase in the total number of authorized shares of Common Stock from twenty million (20,000,000) to fifty million (50,000,000). The Board of Directors proposes to effect the increase in the total number of authorized shares of Common Stock either through the adoption of the proposed Amended and Restated Certificate of Formation as discussed Item 2 or through the adoption of an amendment to the Current Articles. The proposed Amended and Restated Certificate of Formation is set forth in full in Appendix B and the proposed Amendment to the Current Articles is set forth in Appendix C.

     The proposed Amended and Restated Certificate of Formation or the Amendment to the Current Articles, whichever is appropriate, will become effective upon the filing of with the Texas Secretary of State. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as our Board of Directors may determine to be appropriate without further action by the shareholders, except for those instances in which approval is required by Texas law or the rules of any national securities exchange or automated quotation system on which shares of our Common Stock are then listed or traded. Our shares of Common Stock are currently listed on the New York Stock Exchange.

Purpose

     The Board of Directors believes that it is in our best interest to increase the total number of authorized shares of Common Stock so that it may have greater flexibility in issuance of shares of Common Stock. In particular, the Board of Directors would like to have sufficient number of shares of Common Stock available to effect a two-for-one stock split in the form of a stock dividend of one share of Common Stock for each share of Common Stock outstanding on the record date for such stock split, which has not yet been determined. The Board of Directors believes that a stock split would be in our best interest and that of our shareholders because it would be expected to place the market price of our Common Stock in a range that is more attractive to investors and may result in improved liquidity and enhanced trading volume for our Common Stock. The record date of any future stock split would be based in part on market factors, and therefore, no definite record date has been determined and no stock split declared.

     Based on our Share Requirement, we do not have a sufficient number of authorized shares of Common Stock to effect a two-for-one stock split. Therefore, the Board of Directors approved, subject to shareholder approval, the increase of the total number of authorized shares of Common Stock from twenty million (20,000,000) to fifty million (50,000,000). The Board of Directors believes that a total of fifty million (50,000,000) authorized shares of Common Stock would be sufficient to effect a two-for-one stock split and to meet our business needs as they arise without the expense or delay of a special meeting of shareholders to approve additional increases in authorized shares of Common Stock at such time. Such business needs may include other future stock dividends or splits, equity financings, acquisitions, new or current stock incentive plans and other proper corporate purposes identified by the Board of Directors in the future. No increase in the total number of authorized shares of Preferred Stock is proposed.

     The overall effect of an issuance of additional shares of Common Stock and the existence of the Rights Agreement between the Company and Continental Stock Transfer and Trust Company dated October 18, 2002, or Rights Plan, may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of our incumbent Board of Directors and management. However, this proposal is not made in response to any effort of which we are aware to accumulate our Common Stock or to obtain control of the Company, nor do we intend to use the additional authorized shares of Common Stock to oppose a hostile takeover attempt or to delay or prevent changes in control of management.

Effect on Rights of Shareholders

     The additional shares of authorized Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. Any future issuance of Common Stock would remain subject to shareholder approval if required by Texas law or the rules of any national securities exchange or automated quotation system on which shares of our Common Stock are then listed or traded. Our shares of Common Stock are currently listed on the New York Stock Exchange.

     Other than as permitted or required under the Company's existing stock incentive plans and outstanding securities, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purposes other than the two-for-one stock split discussed above. The Company reserves the right to seek a further increase in the total number of authorized shares of Common Stock from time to time in the future as considered appropriate by the Board of Directors.

Impact of Item 2 Proposal

     The proposal set forth in Item 2 relates to the approval of an Amended and Restated Certificate of Formation. If the Amended and Restated Certificate of Formation is approved pursuant to the proposal set forth in Item 2 and this Item 3 proposal is also approved, then the increase in the total number of authorized shares of Common Stock will be effected by adoption of the Amended and Restated Certificate of Formation. If the Amended and Restated Certificate of Formation is not approved pursuant to the proposal set forth in Item 2, but this Item 3 proposal is approved, then the increase in the total number of authorized shares of Common Stock will be effected by adoption of an Amendment to the Current Articles. A draft of the proposed Amendment to the Current Articles is set forth in Appendix C.

Required Vote for Approval of the Increase in the Total Number of Authorized Shares of Common Stock

     Approval of the increase in the total number of authorized shares of Common Stock from twenty million (20,000,000) to fifty million (50,000,000) requires the affirmative vote of the holders of a two-thirds (2/3) of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE IN THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM TWENTY MILLION (20,000,000) TO FIFTY MILLION (50,000,000)

ITEM 4 PROPOSAL TO ADOPT THE AMENDED AND RESTATED ATWOOD OCEANICS, INC. 2001 STOCK INCENTIVE PLAN

General

     On December 1, 2005, our Board of Directors adopted, subject to approval of our shareholders, the Atwood Oceanics, Inc. Amended and Restated 2001 Stock Incentive Plan which amends and restates in its entirety the Atwood Oceanics, Inc. 2001 Stock Incentive Plan. The Atwood Oceanics, Inc. 2001 Stock Incentive Plan as originally adopted is referred to herein as the "Original Plan" or the "2001 Stock Incentive Plan." The Atwood Oceanics, Inc. 2001 Stock Incentive Plan as amended and restated is referred to herein as the "Amended Plan." The Original Plan became effective on September 6, 2001, subject to shareholder approval, which was subsequently obtained. The Amended Plan will become effective on March 1, 2006 if approved by the shareholders. Awards may be made under the Amended Plan through September 5, 2011, which is 10 years from the effective date of the Original Plan.

     The principal features of the Amended Plan are summarized below. The summary does not purport to be a complete statement of the Amended Plan and is qualified in its entirety by reference to the Amended Plan, a copy of which is attached as Appendix D to this Proxy Statement. Defined terms not defined herein have the meaning set forth in the Amended Plan.

Purpose

     The Amended Plan is designed to create incentives to motivate participants to put forth maximum effort toward our success and growth and to enable us to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to our success. Participants include our non-employee directors, our officers and employees as well as those of our subsidiaries and affiliates. There are currently approximately 1,100 potential participants in the Amended Plan. The Amended Plan would amend and restate the Original Plan in its entirety. The principal purpose in amending and restating the Original Plan is to change the form of stock incentive automatically granted to non-employee directors and to conform the language in the Amended Plan accordingly. Upon shareholder approval, the Amended Plan will automatically award to non-employee directors restricted stock awards of Common Stock valued at $40,000 once per fiscal year and eliminate the automatic grant of 2,000 stock options to non-employee directors once per fiscal year provided for under the Original Plan. With recent changes in accounting pronouncements relating to stock incentives, the Board of Directors believe it to be in our best interest to make restricted stock awards to our non-employee directors rather than grant stock options. Additionally, the Amended Plan includes amendments to reflect changes in law and the existence of our Rights Plan, entered into subsequent to the approval of the Original Plan.

Shares Available

     The total number of shares of stock reserved and available for distribution pursuant to stock options or restricted stock is unchanged under the Amended Plan at 1,000,000 shares (approximately 6.5% of our outstanding Common Stock as of the close of business on December 30, 2005), subject to adjustment in the event of a future stock dividend, stock split, merger, consolidation, recapitalization, reclassification, spin off, combination of shares or other similar events. As of the close of business on December 30, 2005, there were 444,250 shares remaining for distribution under the Original Plan. As of December 30, 2005, the closing price on the New York Stock Exchange of our Common Stock was $78.03 per share. Pursuant to the Amended Plan, shares underlying the unexercised portion of any terminated or lapsed stock option and shares of restricted stock which have been forfeited pursuant to applicable restrictions shall no longer be available for distribution in connection with future awards pursuant to the Amended Plan. Under the Original Plan, such shares were available for reissuance. The Board of Directors believes this amendment to be in our best interest as it will be easier to ensure proper valuation of such stock incentives consistent with recent accounting pronouncements.

Administration

     There is no change in the administration of the Amended Plan. The Amended Plan will continue to be administered by the Compensation Committee of the Board of Directors, which consists solely of two or more non-employee directors who are appointed by, and serve at the pleasure of, the Board of Directors. The Compensation Committee has the power and authority to grant to Eligible Employees stock options and restricted stock as provided in the Amended Plan, and to determine the terms and conditions, not inconsistent with the terms of the Amended Plan, of any award granted, based on such factors and criteria as the Compensation Committee shall determine, in its sole discretion. The Compensation Committee has the authority to establish, adopt or revise such administrative rules, guidelines and practices governing the Amended Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Amended Plan and any award granted and any agreements relating thereto; and to otherwise supervise the administration of the Amended Plan.

Eligibility

     There is no change to the eligibility of our officers and key employees and those of our subsidiaries and affiliates who are responsible for or contribute to our management, growth and/or profitability of our business, subsidiaries or affiliates and who are eligible to be granted stock options and/or restricted stock awards. The Amended Plan makes each of our non-employee directors eligible to be automatically awarded shares of our Common Stock in the form of restricted stock awards valued at $40,000 based on the fair market value of our Common Stock on the date of grant and eliminates their automatic grant of stock options provided for in the Original Plan. Non-employee directors will be ineligible for discretionary grants of stock options under the Amended Plan.

Stock Options

     There is no change to the types of stock options granted under the Amended Plan. The Amended Plan permits the granting of two types of options: (i) those that qualify as incentive stock options, or ISOs, under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or (ii) those that do not so qualify, or Nonqualified Stock Options. Stock options granted under the Amended Plan shall be subject to the terms and conditions set forth in the
Amended Plan and may contain such additional terms and conditions not inconsistent with the terms of the Amended Plan as the Compensation Committee deems appropriate. The option exercise price for each share of Common Stock covered by an option shall be determined by the Compensation Committee, but shall be not less than the fair market value of a share of Common Stock on the date of grant.

     The term of each stock option will be fixed by the Compensation Committee, but may not exceed 10 years from the date of grant in the case of an ISO or 10 years and one day after the date of grant in the case of a Nonqualified Stock Option. Stock options shall become exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment exercise provisions) as shall be determined by the Compensation Committee. Vesting provisions limiting the exercisability of stock options may be waived or accelerated at any time in whole or in part based on such factors as the Compensation Committee may determine.

     The option exercise may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company, (ii) with certain requirements, by delivering shares of Common Stock having a fair market value on the date of payment equal to the amount of the exercise price, or (iii) by a combination of the foregoing. Additionally, payment of the exercise price may be made by delivery to us of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to us in satisfaction of the exercise price.

     The Compensation Committee may, in its discretion, authorize all or a portion of any Nonqualified Stock Options to be granted on terms which permit transfer by the Eligible Employee to (i) the ex-spouse of the Eligible Employee pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Eligible Employee, (iii) a trust or trusts for the exclusive benefit of the spouse, children or grandchildren of the Eligible Employee, or (iv) a partnership in which the spouse, children or grandchildren of the Eligible Employee are the only partners; provided in each case that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such stock options are granted must be approved by the Compensation Committee, and must expressly provide for transferability in a manner consistent with the foregoing, and (z) subsequent transfers of transferred stock options shall be prohibited except those made in accordance with the transferability provisions of the Amended Plan or by will or by the laws of descent and distribution. Following transfer, any such stock options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Except as set forth in the Amended Plan and in the applicable stock option agreement, no stock option shall be transferable by the Eligible Employee otherwise than by will or by laws of descent and distribution, and all stock options shall be exercisable, during the Eligible Employee's lifetime, only by the Eligible Employee.

     If an Eligible Employee's employment by the Company or any subsidiary or affiliate terminates by reason of retirement, death or disability, the Eligible Employee (or his personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested ISO for a period of up to three months from such date of termination (one year in the case of death or disability in lieu of the three month period), and (ii) vested Nonqualified Stock Option during the remaining term of such option. If an Eligible Employee's employment terminates for any reason, the Eligible Employee shall be entitled to purchase all of any part of the shares subject to any vested stock option for a period of up to three months from such date of termination. In no event shall any stock option be exercisable past the term of the stock option. The Compensation Committee may, in its sole discretion, accelerate the vesting of unvested stock options in the event of termination of employment of any Eligible Employee.

Restricted Stock

     Under the Amended Plan, there is no substantive change from the Original Plan in the terms of restricted stock which may be issued to Eligible Employees except that the restriction period is established as a minimum of six months and a maximum of ten years. Shares of restricted stock may be issued to Eligible Employees either alone or in addition to other awards granted under the Amended Plan. The Compensation Committee shall determine Eligible Employees to whom, and the time or times at which, such grants will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of an award, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Compensation Committee may condition grants of restricted stock upon the attainment of specified performance goals or such other factors or criteria as the Compensation Committee may determine.

     The Amended Plan adds an automatic restricted stock award to each non-employee director during each fiscal year of the Company. Non-employee directors were ineligible to receive restricted stock awards under the Original Plan. The number of shares of Common Stock included in the automatic restricted stock award shall be the number of shares of Common Stock equivalent to $40,000 based on the fair market value of a share of Common Stock on the date of grant.

The automatic restricted stock award to non-employee directors vests 100% upon grant, but has a three year restriction period. During the first fiscal year in which the Amended Plan is effective, the date of grant will be the date of the first meeting of the Board of Directors following the later of (i) shareholder approval of the Amended Plan and (ii) each such director's election, re-election, appointment or re-appointment. In subsequent fiscal years, the award of restricted stock to non-employee directors shall be the earlier of the date of the first meeting of the Board of Directors (a) during any such fiscal year and (b) each such director's election, re-election, appointment or re-appointment. No award of restricted stock shall be made to a non-employee director more than once per fiscal year.

     During the restriction period, (three years for non-employee directors and a minimum of six months for Eligible Employees) the recipient shall have, with respect to the shares of restricted stock covered by any award, all of the rights of a shareholder of the Company, including the right to vote the shares, the right to receive any dividends, and the right to purchase securities pursuant to the Rights Plan. Other restrictions on restricted stock awards granted to non-employee directors shall be determined by the Compensation Committee, subject to the terms of the Amended Plan. There is no change to the restrictions on Eligible Employees under the Amended Plan. Except as otherwise provided in the Amended Plan and the applicable award agreement, during the restriction period established by the Compensation Committee, the Eligible Employee shall not be permitted to sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of restricted stock awarded under the Amended Plan. Based on service, performance and/or such other factors or criteria as the Compensation Committee may determine, the Compensation Committee may, however, at or after grant provide for the lapse of such restrictions in installments and/or may accelerate or waive such restrictions in whole or in part. In addition, certain restrictions or restricted stock lapse upon death, disability of the Participant, retirement of the Participant, or Change of Control (as discussed below).

Change in Control Provisions

     The Amended Plan makes no change in the Change of Control provisions set forth in the Original Plan and provides that in the event of a Change in Control, (i) any or all stock options awarded under the Amended Plan not previously exercisable and vested shall become fully exercisable and vested;
(ii) the restrictions applicable to any or all restricted stock awards shall lapse and such shares and awards shall be fully vested. In addition, at any time prior to or after a Change in Control, the Compensation Committee may accelerate awards and waive conditions and restrictions on awards to the extent it may determine to be appropriate.

Amendments and Termination

     Under the Amended Plan, there is no change in the authority of the Board of Directors or Compensation Committee to amend the Amended Plan or award agreements or to terminate the Amended Plan. With the exception of repricing Options or canceling and reissuing Options at a lower exercise price, the Board of Directors may amend, suspend or terminate the Amended Plan at any time, but no amendment, suspension, or termination shall affect any restriction on or terms of any previously granted award granted under the Amended Plan, increase the total number of shares reserved for purposes of the Amended Plan except as specifically provided for in the Amended Plan, or modify any provision of the Amended Plan which would materially increase the benefit or rights of any Participant. With the exception of repricing Options or canceling and reissuing Options at a lower exercise price, the Compensation Committee may amend the terms of any stock option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his or her consent.

Federal Income Tax Consequences

     The following summary is a description of the federal income tax consequences to the Participant and to us of the issuance and exercise of stock options and restricted stock granted pursuant to the Amended Plan. The summary does not purport to be complete, does not attempt to be a comprehensive description of all possible tax effects, and does not discuss state, local or non-U.S. tax consequences except as set forth below.

     ISO's. The grant of an ISO will not be treated as taxable income to the Eligible Employee for federal tax purposes, and will not result in a deduction for us for tax purposes, provided that no disposition is made by the Eligible Employee of the shares acquired pursuant to the ISO within two years after the date of grant of the ISO nor within one year after the date of issuance of shares to the Eligible Employee pursuant to the ISO. In general, on exercise of an ISO, the Eligible Employee will not recognize any taxable income, and we will not be entitled to a deduction for tax purposes, although exercise of an ISO may give rise to liability under the alternative minimum tax provisions of the Code. Upon the sale or exchange of the shares at least two years after the grant date of the ISO and one year after the exercise date of the ISO, the Eligible Employee will recognize long-term capital gain or loss based on the difference between (i) the amount realized upon the sale or other disposition of the purchased shares and (ii) the exercise price paid for such shares. If these holding periods are not satisfied, the Eligible Employee will recognize ordinary income (and we will be entitled to a deduction for tax purposes) in an amount equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date the ISO was exercised or (ii) the sale price of such shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the Eligible Employee is also our officer, director or 10% shareholder. Any gain recognized by the Eligible Employee on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

     Nonqualified Stock Options. No taxable income is reportable by the Eligible Employee at the time a Nonqualified Stock Option is granted. Upon exercise, the amount by which the fair market value of the purchased shares on the exercise date exceeds the exercise price of the option will generally be taxable to the Eligible Employee as ordinary income and deductible by us for tax purposes. Upon disposition of the shares, appreciation or depreciation after the exercise date is treated as a short-term or long-term capital gain or loss to the Eligible Employee and will not result in any deduction by us.

     Restricted Stock. In general, a Participant who receives a restricted stock award will recognize ordinary compensation income on the difference between the fair market value of the shares on the date when the shares are no longer subject to a substantial risk of forfeiture (as such term is defined in the Code) and any amount paid for the shares, and the Company will be entitled to a deduction for tax purposes in the same amount. Any gain or loss on the Participant's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed.

     If a  Participant  receiving a stock award  makes a timely  election  under
Section 83(b) of the Code to have the tax liability determined at the date of grant rather than when the restrictions lapse, the Participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of issuance of the stock and any amount paid for such stock, and we shall be entitled to a deduction at that time of the same amount treated as ordinary compensation income to the Participant. If such an election is made, the Participant recognizes no further amounts of compensation income upon the lapse of any restrictions, and any gain or loss on subsequent disposition will be long or short-term capital gain or loss to the Participant. The Section 83(b) election must be made within thirty days from the time the restricted stock is issued to a Participant.

     Deductibility of Compensation. The Amended Plan has been designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code. Accordingly, we anticipate that any compensation deemed paid by us to our executive officers as a result of stock options or restricted stock will remain deductible by us unless exercises of stock options by any of our executive officers result in total compensation exceeding $1,000,000 in any one year, which will result in the excess amount not being deductible for income tax purposes.

     Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any stock option or other award under the Amended Plan, the Participant shall pay to us, or make any arrangements satisfactory to the Compensation Committee regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by us, withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. Generally, we will not withhold any amount from awards made to directors in such capacity, as those awards are treated as self-employment income, and, as such, are not subject to withholding.

Awards Pursuant to the Amended Plan

     If (i) the Amended Plan receives shareholder approval, (ii) the nominees proposed for the Board of Directors are elected at the annual shareholders meeting, and (iii) each nominee who is not currently our employee does not become our employee by the time of award, the following awards to the persons indicated below would be made at the first meeting of the Board of Directors following each such person's election or re-election to the Board of Directors:

               Name*                         Value              Number of Units
             ---------                      -------            ----------------

Non-employee Directors

Deborah A. Beck                             $ 40,000             Undetermined**
Robert W. Burgess                           $ 40,000             Undetermined**
George S. Dotson                            $ 40,000             Undetermined**
Hans Helmerich                              $ 40,000             Undetermined**
William J. Morrissey                        $ 40,000             Undetermined**
                                            --------
    Non-employee Director Group Total       $200,000             Undetermined**
                                            ========

     * See the chart on p. 6 for the position and Committee memberships held by each person indicated above.

     ** The number of shares included in the restricted stock award will be dependent on the fair market value of our Common Stock on the date of grant, and therefore cannot be determined until that date. Based on $78.03, the closing price of our Common Stock on December 30, 2005, each of the above persons would receive restricted stock awards in the amount of 513 shares of our Common Stock, for a total automatic grant of 2,565 shares of our Common Stock if made on that date.

     As non-employee directors are not executive officers of the Company, no executive officer would be guaranteed an award pursuant to the Amended Plan, should it receive shareholder approval. As provided for under the Original Plan, awards except those made to non-employee directors under the Amended Plan are at the discretion of the Compensation Committee, and are, therefore, undeterminable at this time.

Required Vote to Adopt the Amended and Restated Atwood Oceanics, Inc. 2001 Stock Incentive Plan

     Approval to adopt the Amended and Restated Atwood Oceanics, Inc. 2001 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDED AND RESTATED ATWOOD OCEANICS, INC. 2001 STOCK INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION

     In accordance with the SEC executive compensation disclosure requirements under Item 402 of Regulation S-K, the compensation tables and other compensation information included in this Proxy Statement are presented to enable shareholders to better understand the compensation of our executive officers.

     The Compensation Committee is composed of three (3) non-employee directors. Our compensation program is administrated by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are governed by a Charter duly adopted by the Board of Directors, which require that each member be independent as required by the New York Stock Exchange Listing Standards and as determined by the Board of Directors in its business judgment. No member of the Compensation Committee may have a relationship to the Company that would interfere with the exercise of his or her independent judgment. The Board of Directors has made a determination that each member of the Compensation Committee is independent. The Board of Directors specifically considered the relationship of H&P and H&PIDC to the Company and determined that they are not our affiliates, and, based on that fact and other considerations, Messrs. Dotson and Helmerich are also not our affiliates. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for approval. Our Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is accessible on our website, www.atwd.com.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
                              ATWOOD OCEANICS, INC.

TO:  The Board of Directors

         As members of the Compensation Committee, it is our duty to review compensation levels of our executive officers and to administer our stock incentive plans.

Compensation Policies for Executive Officers

     Our executive compensation policies are designed to provide competitive levels of compensation that integrate pay with performance, recognize individual initiative and achievements, and assist us in attracting and retaining qualified executives. The Compensation Committee relies in large part on compensation studies for the determination of competitive compensation. These studies include salary and bonus compensation data from several competitor companies. Also, when the Compensation Committee contemplates the awarding of stock incentives to our executives, we consider the nature and amount of stock awards made by competitor companies to their executive officers. In order to implement these objectives, we have developed a straightforward compensation package consisting of salary, discretionary annual bonus, and periodic grants of stock options or awards of restricted stock pursuant to shareholder-approved stock incentive plans. Each element of the compensation package serves a particular purpose. Salary and bonus are primarily designed to reward current and past performance. Base salaries are conservatively set to recognize individual performance while attempting to be appropriate based upon peer group reviews. Annual bonuses to executive officers are awarded based upon corporate performance criteria, competitive considerations, and our determination of individual performance. Grants of stock options or awards of restricted stock are primarily designed to tie a portion of each executive's compensation to long-term future performance. We believe that stock ownership by management through stock-based compensation arrangements is beneficial in aligning management's and shareholders' interest. The value of these awards will increase or decrease based upon the future price of our Common Stock.

     In determining executive compensation for fiscal year 2005, we considered our overall historical performance and future objectives. With an improvement in the our operating performance in fiscal year 2004 coupled with an improving market environment supporting continuing improvements in cash flows and earnings, bonuses were awarded to our executive officers in December 2004 ranging from $60,000 to $125,000. We also granted salary increases effective on January 1, 2005 to the officers of approximately 5% and awarded stock options.

     Section 162(m) of the Internal Revenue Code provides that certain compensation to certain executive officers in excess of $1 million annually will not be deductible for federal income purposes. Except for Mr. Irwin, the compensation levels of our executive officers are below the $1 million threshold. Due to exercising stock options during fiscal year 2005, Mr. Irwin's total compensation, for fiscal year 2005, exceeded $1 million by approximately $200,000.

Compensation Paid to the Chief Executive Officer

     Mr. Irwin's compensation is determined in the same manner as described for the other executive officers. Based on the Company's performance in fiscal year 2004 coupled with an improving market environment supporting continuing improvements in cash flows and earnings, Mr. Irwin was awarded a bonus of $125,000 in December 2004. He was also granted a salary increase effective on January 1, 2005 of approximately 5%.

     In addition, the Compensation Committee in December 2004 awarded Mr. Irwin stock options to purchase 40,000 shares of Common Stock. The Committee based this award on its subjective assessment of Mr. Irwin's performance as Chief Executive Officer and President.

                     SUBMITTED BY THE COMPENSATION COMMITTEE

 George S. Dotson, Chairman  Deborah A. Beck, Member  Robert W. Burgess, Member

December 30, 2005

     Notwithstanding SEC filings by the Company that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, the Report of the Compensation Committee shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

                              EXECUTIVE AGREEMENTS

     The Company entered into Executive Agreements, on September 18, 2002, with Messrs. Irwin, Holland and Kelley. The Executive Agreements address the terms of executive employment and compensation in the event of a termination of employment due to a change of control in our ownership. The Executive Agreements state that a change in control occurs (a) in the event of an acquisition or formal tender offer by any individual, entity or group of beneficial ownership of twenty percent (20%) of (i) the then outstanding shares of our Common Stock or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (certain exceptions apply); b) sale of substantially all of our assets; or (c) a change of the majority of the members of our Board of Directors. In the event of a change of control, Messrs. Holland and Kelley shall remain in the employ of the Company following such change of control for one year and six months and Mr. Irwin shall remain in the employ of the Company for two years and six months following such change in control. During such employment terms, the executive shall receive base salary, annual bonus; incentive, savings and retirement plan benefits, welfare plan benefits; executive life insurance benefits; indemnification' expenses and vacation commensurate with those benefits that the executives enjoyed prior to the change in control. The Executive Agreements each have three
(3) year "evergreen" terms in that they automatically extend so as to cover a three (3) year period from any date then in effect unless we give notice to the executive that the term will no longer be so extended.

Compensation Committee Interlocks and Insider Participation

     Ms. Beck and Messrs. Burgess and Dotson, the current members of the Compensation Committee, were the only persons who served on the Compensation Committee during the 2005 fiscal year.

     No member of our Compensation Committee of the Board of Directors was, during the 2005 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by us under Item 404 of Regulation S-K, except for the relationships of Messrs. Dotson and Helmerich with H&P and H&PIDC discussed above. We jointly conducted a public offering with H&PIDC for shares of our Common Stock as more fully described in "Related Transaction" on page 14.

     During the Company's 2005 fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our Compensation Committee, (ii) a director of another entity, one of whose executive officers served on our Compensation Committee, and (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as our director.

                               COMPENSATION TABLES

     The SEC compensation disclosure rules require that various compensation information be presented in various tables as set forth below.

                           SUMMARY COMPENSATION TABLE

                                                     Annual Compensation                       Long Term
                                                                                              Compensation


                                                                                            Shares of Common
                                                                                                 Stock
                                     Fiscal                                Other Annual        Underlying           All Other
Name and Principal Position           Year      Salary         Bonus       Compensation        Options (A)        Compensation (B)
---------------------------          -----      ------         -----      ------------          --------           ------------
                                                                                                   (#)                  ($)
John R. Irwin                        2005       $396,753      $125,000         $---              40,000               67,295
  President and Chief                2004        372,150        ---            ---               40,000               50,791
    Executive Officer                2003        355,251       140,000         ---               10,000               57,083

James M. Holland                     2005        230,358       60,000          ---               15,000               33,553
  Senior Vice President              2004        214,008        ---            ---               20,000               25,918
  and Secretary                      2003        203,508       60,000          ---                ---                 29,988

Glen P. Kelley                       2005        224,874       60,000          ---               15,000               33,765
  Senior Vice President -            2004        208,418        ---            ---               20,000               26,777
  Marketing and Administration       2003        196,068       60,000          ---                ---                 28,473

     (A) The exercise price of each option is equal to the fair market value of a share of Common Stock on the date of grant, or $49.23, $27.00, and $30.06 on such dates in fiscal years 2005, 2004, and 2003, respectively.

     (B) The amounts shown in the "All Other Compensation" columns are derived from the following:

                               Annual Company Contribution
                                   to the defined                  Company paid term life           Total
                                 contribution plan                and insurance premiums
                                 -----------------------------     -----------------------         --------


      Mr. Irwin         2005            $52,175                        $15,120                     $67,295
                        2004             37,215                         13,576                      50,791
                        2003             49,525                          7,558                      57,083

      Mr. Holland       2005             29,036                          4,517                     $33,553
                        2004             21,401                          4,517                      25,918
                        2003             26,351                          3,637                      29,988

      Mr. Kelley        2005             28,487                          5,278                     $33,765
                        2004             20,841                          5,936                      26,777
                        2003             25,607                          2,866                      28,473

                                                            OPTION GRANTS TABLE

                              Individual Grants Made in Fiscal Year 2005
                ----------------------------------------------------------------------- ------------------------------------------
                   Number of                                                                   Potential Realizable Value
                   Shares of        Percentage of                                                   at Assumed Annual
                  Common Stock      Total Options                                              Rates of Common Stock Price
                   Underlying         Granted To                                              Appreciation for Option Term
                    Options          Employees in     Exercise Price       Expiration
Name                Granted        Fiscal Year 2005       ($/Share)           Date              5% ($)                10% ($)
------           -------------    -----------------   ---------------     -----------          ---------            -----------
                     (A)(#)
Irwin              40,000(B)             25%                49.23          12/01/2014          1,238,400             3,138,400

Holland            15,000(B)             10%                49.23           12/01/2014           464,400             1,176,900

Kelley             15,000(B)             10%                49.23           12/01/2014           464,400             1,176,900


     __________ - (A) The options were granted for a term of ten (10) years, subject to earlier termination in certain events related to termination of employment. Each option entitles the option holder to purchase one share of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Twenty-five percent (25%) of such options become exercisable at each of one (1) year, two (2) years, three (3) years and four (4) years, respectively, from the date of grant. Subject to certain conditions, the exercise price may be paid by delivery of shares of Common Stock owned by the option holder prior to the option exercise, and tax withholding obligations related to exercise may be paid by offset of underlying shares of Common Stock.

(B) These options were granted on December 4, 2003 pursuant to our 2001 Stock Incentive Plan. See Item 4 for a discussion of the proposal to adopt and Amended and Restated 2001 Stock Incentive Plan.

                              OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE TABLE

                                                                             Number of
                                                                             Shares of
                                                                            Common Stock
                             Shares of Common                                Underlying             Value of Unexercised
                              Stock Acquired             Value              Unexercised             In-the-Money Options
Name                        on Exercise during         Realized              Options at            at Sept. 30, 2005 (A)
                               Fiscal 2005                ($)             Sept. 30, 2005                    ($)
--------                    ------------------     -------------          ---------------         ----------------------
                                   (#)                                          (#)
                                                                            Exercisable/                Exercisable/
                                                                           Unexercisable                Unexercisable
                                                                           -------------            --------------------
Irwin                             12,500                636,215            120,750/91,250           6,326,934/4,246,289

Holland                           11,500                529,766            62,150/39,750            3,203,703/2,404,074

Kelley                            13,000                662,601            66,250/39,750            3,472,839/2,690,124

-------------
(A) Calculated based upon the September 30, 2005 fair market value of $84.21 per share of Common Stock, less the exercise price of each option. There is no guarantee that options will have the indicated value if and when exercised.

     SECURITIES AUTHORIZED FOR ISSUANCE UNDER OUR EQUITY COMPENSATION PLANS

     The following table provides information regarding the status of securities authorized for issuance under our stock incentive plans as of September 30, 2005. All of our stock incentive plans were approved by our shareholders and provide for the issuance of shares of our Common Stock in the form of restricted stock awards or upon the exercise of stock options granted under the plans. Our stock incentive plans do not provide for the issuance of warrants or rights.

   Number of shares of Common        Weighted-average exercise       Number of shares of Common
   Stock to be issued upon           price of outstanding options    Stock available for future
   exercise of outstanding options                                   issuance under equity
                                                                     compensation plans
                                                                     (excluding securities to be
                                                                     issued upon exercise of
                                                                     outstanding options)


   851,650                           $35.28                          538,250

                             AUDIT COMMITTEE CHARTER

     The Audit Committee is composed of four (4) non-employee Directors. The members of the Audit Committee are governed by a Charter duly adopted by the Board of Directors, which requires their independence from management of the Company or their freedom from any other relationship, which would interfere with their independent judgment. Mr. Dotson, an Audit Committee member, has key employment positions with H&P and its wholly-owned subsidiary, H&PIDC; however, the Board has made a determination that under Rule 10A-3 of the Exchange Act and the New York Stock Exchange listing standards, H&P and H&PIDC do not meet the definition of affiliates, and accordingly, Mr. Dotson is not our affiliate. Further, under the current New York Stock Exchange listing standards, the Board of Directors has made a determination that all members of the Audit Committee meet the Audit Committee Charter independence requirements. The Audit Committee Charter attached hereto as Appendix A and is also accessible on our website, www.atwd.com.

Report of the Audit Committee of the Board of Directors of Atwood Oceanics, Inc.

The Board of Directors

     Management is primarily responsible for our financial statements and the reporting process, including the systems of internal controls. PricewaterhouseCoopers ("PWC"), the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted audit standards (GAAS) and for issuing a report on those statements. As the Audit Committee, we oversee the financial reporting process and internal control system on behalf of the Board of Directors. The Audit Committee met in person two (2) times, with an additional four (4) conference call meetings, during fiscal year 2005. At various times during the fiscal year, the Audit Committee met with PWC and the internal auditors, with and without management present.

     In the course of fulfilling our oversight responsibilities, we reviewed and discussed the audited financial statements, as well as Management's Discussion and Analysis, included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005, with management and PWC.

   This review included a discussion of, among others:

  o  All critical accounting policies followed by the Company;
  o The reasonableness of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the quality of the Company's accounting principles;
  o  The clarity and completeness of financial disclosures;
  o The adequacy of internal controls that could significantly affect the Company's financial statements;
  o Items that could be accounted for using alternative treatments within GAAP and the treatment preferred by PWC;
  o Any internal control points raised by PWC and any unadjusted differences noted by PWC during its audit of the Company's financial statements; and
  o The potential effects of regulatory and accounting initiatives, as well as any off balance sheet structures, on the Company's financial statements.

     We have discussed with PWC the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from PWC required by Independence Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, by the Independence Standards Board, and have discussed with PWC its independence. We reviewed the independence of PWC from the Company and its management and reviewed and approved the Company's policies regarding the provision of non-audit services by PWC to the Company and the hiring of employees of PWC by the Company.

     As the Audit Committee, we recommended to the Board of Directors the selection of PWC as the Company's independent registered public accounting firm.

         Additionally, we

  o Reviewed the scope of an overall plan for the annual audit and the internal audit program;
  o   Reviewed fees for all services provided by PWC;
  o   Consulted with management and PWC regarding risk management;
  o   Reviewed the adequacy of certain financial policies;
  o   Considered PWC's quality control procedures;
  o On a quarterly basis, reviewed the Company's financial results prior to their public issuance; and
  o   Reviewed significant legal developments.

     Based on the review and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005 to be filed with the Securities and Exchange Commission.

                         Audit Committee

                         William J. Morrissey, Chairman
                         Robert W. Burgess, Member (Financial Expert)
                         Deborah A. Beck, Member
                         George S. Dotson, Member

December 13, 2005

                     FISCAL YEAR 2005 AUDIT FIRM FEE SUMMARY

     During fiscal years 2005 and 2004, PWC was our independent registered public accounting firm, and it provided services in the following categories and amounts.

                                                       Fiscal Year
                                          ------------------------------------
                                               2005                  2004
                                          ----------------     ---------------
        Audit Fees                        $  1,429,000          $ 325,000
        Audit-Related Fees (A)            $     63,000            265,000
        Tax Fees                          $       ---               ---
        All Other Fees                    $      2,000              ---



     The Audit Committee approves the engagement of an independent registered public accounting firm to render audit or non-audit services prior to the engagement based upon a proposal by such firm and an estimate of fees and expected scope of engagement. The Audit Committee has not adopted a pre-approval policy at this time, and to date, no services have been provided under a pre-approval policy.

-----------

     (A) These fees related to the audit of our employee benefit plan, consultation concerning internal controls and internal audit procedures, and a transfer pricing study.

           ATWOOD OCEANICS, INC. COMMON STOCK PRICE PERFORMANCE GRAPH

         COMPARISON OF FIVE (5) YEAR CUMULATIVE TOTAL RETURNS* AMONG ATWOOD OCEANICS, INC., AND THE CENTER FOR RESEARCH IN SECURITY PRICES ("CRSP") INDEX FOR THE NYSE/AMEX/NASDAQ STOCK MARKETS, AND OUR SELF-DETERMINED PEER GROUP OF DRILLING COMPANIES.

                                      GRAPH

Index Description                     9/29/00        9/28/01       09/30/02      09/30/03      09/30/04     09/30/05
                                      -------        -------       --------      --------      --------     --------
ATWOOD OCEANICS, INC.                   100.0           62.4           70.2          57.5         144.0        202.0
CRSP Index for
NYSE/AMEX/NASDAQ
    Stock Markets                       100.0           71.0           58.8          74.4          85.1         97.5
    (U.S. Companies)                    100.0           46.6           48.9          52.5          74.2        117.5
Self-Determined Peer Group



Constituents of the Self-Determined Peer Group (weighted according to market capitalization):

Diamond Offshore Drilling, Inc.     GlobalSanteFe Corporation     Rowan Companies, Inc.      Transocean, Inc
ENSCO International, Inc.           Noble Corporation             Pride International, Inc.


* Assumptions: (1) $100 invested on September 30, 2000; (2) dividends, if any, were reinvested; and (3) a September 30 fiscal year end.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent (10%) shareholders are required to furnish us with copies of all Section 16(a) reports or forms they file.

     Based solely on our review of the copies of such forms we have received, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, we believe that, during the period from October 1, 2004 through September 30, 2005, all filing requirements applicable to our officers, directors and greater than ten-percent (10%) beneficial owners were complied with.

                               RELATED TRANSACTION

     We entered into a registration rights agreement with H&PIDC as of July 19, 2004, pursuant to which we registered 1,000,000 shares of our Common Stock owned by H&PIDC on Form S-3 (File No. 333-117534) with the SEC. In October of 2004, H&PIDC and we jointly conducted a public offering of a total of 2,175,000 shares of Common Stock of which 1,000,000 shares were sold by H&PIDC and 1,175,000 shares were sold by us. H&PIDC and we shared offering expenses pro rata, based on the number of shares sold by each of us. Proceeds to us, net of offering expenses, were approximately $53.7 million. We used the net proceeds to pay off a portion of the revolving portion of our credit facility outstanding at the time of the completion of the public offering. Proceeds to H&PIDC, before offering expenses, were approximately $45.8 million. Mr. Helmerich, together with other family members and the estate of W.H. Helmerich, deceased, are controlling shareholders of H&P which has one hundred percent (100%) ownership of H&PIDC.

                             DIRECTORS' COMPENSATION

     As compensation for services as a director of the Company, each director who is not an officer and full time employee of the Company or any of its subsidiaries, or non-employee director, was paid in fiscal year 2005 an annual retainer fee of $25,000, plus $2,500 per meeting for attendance in person at regular Board of Directors meetings, and $1,000 per meeting for attendance in person at meetings of the Audit, Compensation and Nominating & Governance Committees. The Chairman of the Audit Committee received an additional $10,000 annual retainer fee in fiscal year 2005. The Chairman of the Compensation Committee will receive an additional $5,000 annual retainer fee commencing in fiscal year 2006. Each director receives $500 for each conference call meeting of any committee. Each of our non-employee directors was also automatically granted 2,000 nonqualified stock options in March 2005 pursuant to our 2001 Stock Incentive Plan. These options have an exercise price of $67.51, with a term of ten years. Twenty-five percent (25%) of such options become exercisable at the end of one (1) year, two (2) years, three (3) years, and four (4) years, respectively, from the date of grant. See the proposal in Item 4 relating to the adoption of the Amended and Restated 2001 Stock Incentive Plan for a discussion of the proposed deletion of the automatic grant of 2,000 nonqualified stock options to non-employee directors and the proposed addition of an automatic award of restricted stock equivalent to the number of shares of Common Stock valued at $40,000 on the date of grant.



         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PWC audited our financial statements for the years ended September 30, 2005, 2004 and 2003. PWC will have representatives present at the shareholders' meeting who will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.



                              SHAREHOLDER PROPOSALS

     Proposals of our shareholders intended to be presented for consideration at the Annual Meeting of our Shareholders to be held in February 2007 must be received by us no later than September 15, 2006 and must comply with the requirements of the proxy rules promulgated by the SEC in order to be included in the proxy statement and form of proxy related to that meeting. If notice of any shareholder proposal not eligible for inclusion in our proxy statement and form of proxy is given to us after November 29, 2006, then proxy holders will be allowed to use their discretionary voting authority on such shareholder proposal when the matter is raised at such meeting.



                                  OTHER MATTERS

     Management does not intend to bring any other matters before the meeting and has not been informed that any matters are to be presented by others. In the event any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies under discretionary authority therein in accordance with their judgment on such matters.

     If you do not contemplate attending the meeting in person, you are respectfully requested to sign, date and return the accompanying proxy in the enclosed, stamped envelope at your earliest convenience.

     We will provide, without charge, upon written request of any shareholder, a copy of our Annual Report on Form 10-K including financial statements and financial statement schedules for the fiscal year ended September 30, 2005 as filed with the SEC. Please direct such request to James M. Holland, Secretary, Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218, 281-749-7800.

     Only one proxy statement and annual report are being delivered to multiple shareholders sharing an address who have previously consented to such delivery unless we have received contrary instructions from one or more such shareholders. If a shareholder desires to receive a separate copy of the proxy statement or annual report, the shareholder should provide oral or written notification to James M. Holland, our Secretary, at the above address and provide instructions for delivery of the separate copy. If shareholders who share an address and are receiving multiple copies of the proxy statement or annual report desire to receive only one copy of the proxy statement or annual report they should also notify Mr. Holland at the above address and provide delivery instructions.

                            By order of the Board of Directors


                            /s/ John R. Irwin
                            John R. Irwin, President
Houston, Texas
January 13, 2006

                                                                   Appendix A
                             AUDIT COMMITTEE CHARTER


1.       Purpose and General Responsibilities

     The function of the Audit Committee ("Committee") is to assist the Board of Directors ("Board")of Atwood Oceanics, Inc. in fulfilling its oversight responsibilities regarding the (i) reporting practices of Atwood Oceanics, Inc and its subsidiaries (collectively, ("the Company") and the quality and integrity of financial reports of the Company; (ii) the Company's compliance with legal and regulatory requirements; (iii) review of the independent registered public accounting firm's qualifications and independence and (iv) review of the performance of the internal audit function and the independent registered public accounting firm. Further, the Committee shall assist the Board regarding its duty to accurately, completely and fairly present the Company's financial condition and operations to its shareholders and the investment community. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent registered public accounting firm, and the financial management of the Company.

     The  policies  and   procedures  of  the  Committee  in  carrying  out  its
responsibilities should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     To perform this function, the Committee shall have the authority to perform the specific duties enumerated in this Charter and, upon the direction or approval of the Board, to undertake other activities on behalf of the Board. The Committee is authorized to request reports on matters related to its authority, its duties as described in this Charter and on any subject that it deems related to its responsibilities. All employees of the Company shall cooperate as requested by the Chairman of the Committee. The Committee shall recommend to the Board any extensions or changes in the authority or duties of the Committee that it deems appropriate.

The Committee's primary responsibilities include:

o Selection and oversight of the independent registered public accounting firm;
o Meeting with the independent registered public accounting firm and financial management of the Company to review the scope of the audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, reviewing the results of such audit, including any comments or recommendations of the independent registered public accounting firm;
o Reviewing with the independent registered public accounting firm and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company;
o Reviewing reports from the independent registered public accounting firm regarding its' independence and any disagreements with management on financial, accounting, or reporting matters;
o Monitoring the integrity and effectiveness of the Company's disclosure controls (as defined herein);
o Discussing with the officers of the Company all relevant information with respect to the Committee's preparation of disclosure statements
     (as defined herein) and the Committee's evaluation of the effectiveness of the Company's disclosure controls and preparing the Audit Committee report related thereto which is required to be included in the Company's annual proxy statement;
o    Monitoring the filing of periodic reports; and
o Investigating any matter brought to its attention within the scope of its duties.

     The Committee has no authority with respect to the granting of stock incentives to directors eligible to receive stock incentives under already existing stock incentive plans. The authority of the Committee with respect to any future stock incentive plans of the Company may be limited by the provisions of such plans as adopted by the Board and approved by the shareholders of the Company.


2.       Membership and Organization

     The Committee shall have a Chairman appointed by the Board. The members of the Committee shall be financially literate, as that term is defined from time to time by the New York Stock Exchange Listing Standards and as determined by the Board in its business judgment. If a member is not financially literate, he or she must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment so as to qualify as the Audit Committee Financial Expert as defined by the SEC. The Committee shall consist of that number of directors as the Board shall determine from time to time, such number not to be less than three members. All members of the Committee shall be independent as required by the New York Stock Exchange Listing Standards and as determined by the Board in its business judgment. No members of the Committee shall have a relationship to the Company that may interfere with the exercise of their independent judgment, as such independence is defined by New York Stock Exchange Listing Standards. The members of the Committee shall be "non-employee directors" as that term is defined under the Securities and Exchange Commission ("SEC") Rule 16b-3.

The Committee may delegate its authority to a subcommittee or subcommittees.

     The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings. This will generally take place at the Board meeting following a Committee meeting.

3.       Meeting Attendance and Minutes

     The Committee shall meet at such times (not less than four per year) as the Chairman of the Committee shall designate and notice of such meetings shall be given to Committee members in accordance with the manner set forth in the Amended and Restated By-laws (the "by-laws") of Atwood Oceanics, Inc. which notices of meetings of the Board are given. One-third of the Committee, but not less than two members, shall constitute a quorum for the transaction of business. Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all members of the Committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. As necessary or desirable, the Chairman of the Committee may require that any members of management be present at meetings of the Committee. Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

     The Committee shall report to the Board  periodically or as required by the
nature  of  its   duties  on  all  of  its   activities   and  shall  make  such
recommendations to the Board as the Committee decides are appropriate.

4.       Responsibilities and Duties

Charter

The Committee shall review this Charter periodically for adequacy and recommend to the Board any necessary changes.

Selection of an Independent  Registered Public Accounting Firm

     The Committee shall be solely responsible for the selection of an independent registered public accounting firm to audit the financial statements of the Company. The Committee has the sole authority to approve all audit engagement agreements and terms.

     In connection with its continual assessment of the independence of the independent registered public accounting firm, the Committee shall pre-approve the retention of the independent registered public accounting firm for any significant non-audit service and any fee for such service.

Review of Financial Controls

     The Committee shall review with the independent registered public accounting firm and financial and accounting personnel the adequacy and effectiveness  of the  accounting  and  financial  controls of the Company,  and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee shall receive and review reports from financial management on the status of implementation of recommendations to improve internal controls. The review should include a discussion of the responsibilities, budget and staffing of the Company's internal audit function. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

Review of Financial Statements and Accounting Principles

The Committee shall review with management and the independent registered public accounting firm at the completion of the annual examination:

o  the Company's annual financial statements and related footnotes;
o review the Company's disclosures in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's periodic reports;
o the independent registered public accounting firm's audit of the financial statements and report thereon;
o any major issues regarding, or significant changes in, accounting principles or financial statement presentations;
o  any special audit steps adopted in light of material control deficiencies;
o significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;
o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;
o any serious difficulties or disputes with management encountered during the course of the audit;
o  discuss policies with respect to risk assessment and risk management; and
o discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.


     The Committee shall inquire as to whether the independent registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. The Committee shall also inquire as to the independent registered public accounting firm view of the quality of the Company's accounting principles employed, including any principles employed which are deemed minority practices.

Disclosure and Periodic Reports

     The Committee shall review reports (made at least annually) from the independent registered public accounting firm regarding the (i) the firm's internal quality-control procedures; (ii) independent registered public accounting firm's independence (setting forth all relationships between the independent registered public accounting firm and the Company); and (iii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues.

     The Committee shall also review any disagreements with management on financial, accounting or reporting matters, and discuss such reports with the independent registered public accounting firm, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the independent registered public accounting firm or satisfactory resolution of any disagreements on financial, accounting, or reporting matters

     The Committee shall report, including any recommendations of the Committee, required by the rules of the SEC to be included in the Company's annual proxy statement.

Independence from Management

     The  Committee  shall  ensure  that  the  independent   registered   public
accounting firm has sufficient opportunity to meet with the members of the Committee without the members of management present. Among the items to be discussed in these meetings are the independent registered public accounting firm's evaluation of the Company's financial and accounting personnel and the cooperation that the independent registered public accounting firm received during the course of the audit.

     The Committee shall also separately, periodically meet with management and internal auditors or other personnel responsible for internal audit functions.

Interim Financial Report

     The Committee shall review interim financial reports before they are filed with the SEC or other regulators.

No Duty to Conduct Audits

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent registered public accounting firm. Nor is it the duty of the Committee to conduct investigations or to resolve disagreements, if any, between management and the independent registered public accounting firm.

Financial Human Resources

The Committee shall review accounting and financial human resources and succession planning with the Company and shall report its findings to the Nominating and Corporate Governance Committee for its review.

     The Committee shall set clear hiring policies for employees or former employees of the independent registered public accounting firm.

Code of Ethics for the Chief Executive Officer and Senior Financial Officers

     The Committee shall review and revise, as necessary, the Company's Code of Ethics for the Chief Executive Officer and Senior Financial Officers.

Disclosure Controls

     The Committee shall design and establish controls and other procedures (which may include procedures currently used by the Company) that are designed to ensure that (i) information required by the Company to be disclosed to the SEC and other written information that the Company will disclose to the investment community is recorded, processed, summarized and reported accurately and on a timely basis and (ii) information is accumulated and communicated to management as appropriate to allow timely decisions regarding such required disclosure ("disclosure controls").

Disclosure Statements

     The Committee  shall review and supervise the  preparation of the Company's
(i) periodic and current reports, proxy statements, information statements, registration statements and any other information filed with the SEC, (ii) press releases containing financial information, earnings information, information about material acquisitions or dispositions and other information material to the Company's shareholders, and (iii) correspondence containing financial information broadly disseminated to shareholders (collectively, the "disclosure statements") and disclosure policies for financial information displayed on the Company's corporate/investor relations Web site.

Annual and Quarterly Reports

     The Committee shall evaluate the effectiveness of the Company's disclosure controls within 90 days prior to the filing of the Company's Annual Report on Form 10-K and as reasonably practical prior to each Quarterly Report on Form 10-Q (collectively, the "periodic reports"). The Committee shall provide a certification to the appropriate officers prior to filing with the SEC of each periodic report as to (i) the Committee's compliance with its policies and procedures and proper performance of the responsibilities which have been assigned to it and (ii) the Committee's conclusions resulting from its evaluation of the effectiveness of the disclosure controls.


Additional Areas of Review

     The Committee may participate in other areas of review as designated by the Board, including, but not limited to, the following:

     Senior Officer Expenses - At least annually (or more frequently as circumstances require), the Committee shall review the expenses of the senior officers of the Company.

     Transactions  with Management - The Committee shall review past or proposed
transactions  between  the  Company,   members  of  management,   directors  and
associates of directors.

     Information Technology - The Committee shall receive an annual report on the adequacy of the Company's computerized information system controls and related security.

     Income Tax Matters - At least annually (or more frequently as circumstances require), the Committee shall receive a report from the Company's Chief Financial Officer regarding certain income tax matters, including the status of income tax reserves and governmental tax audits.

     Derivative   Securities  -  At  least  annually  (or  more   frequently  as
circumstances require), the Committee shall receive a report from the Company's Chief Financial Officer on the Company's use of derivative securities, if any.


Whistleblower Program

The Committee shall review all complaints made in accordance with the Company's Policy on Reporting and Investigating Known or Suspected Improper Activities (the "Whistleblower Policy") and Policy for Protection of Whistleblowers from Retaliation and Guidelines for Reviewing Retaliation Complaints (the "Whistleblower Protection Policy"). The Committee will comply and carry out all duties assigned to it pursuant to the Whistleblower Policy and Whistleblower Protection Policy.

5.       Advisors

     The Committee shall have the authority, at the expense of the Company, to retain such independent consulting, legal and other advisors as it shall deem appropriate, without management approval.


6.       Performance Review

The performance of the Committee shall be evaluated annually by the Board.

     The Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

                                                                     Appendix B
                  AMENDED AND RESTATED CERTIFICATE OF FORMATION

                                       OF

                              ATWOOD OCEANICS, INC.

                                   ARTICLE I.

       The name of the corporation is Atwood Oceanics, Inc. (the "Corporation").

                                  ARTICLE II.

         The Corporation is a for-profit corporation.

                                  ARTICLE III.

         The purpose or purposes for which the Corporation is organized are:

     The transaction of any or all lawful business for which for-profit corporations may be incorporated under the Texas Business Organizations Code (the "TBOC").

     To do everything necessary, proper, advisable or convenient for the accomplishment or furtherance of such purposes, provided the same not be prohibited by the laws of the State of Texas.

                                  ARTICLE IV.

                     A. AUTHORIZED AMOUNT OF CAPITAL STOCK

     The aggregate number of shares which the Corporation shall have authority to issue is fifty-one million (51,000,000) shares of capital stock, of which fifty million (50,000,000) shares shall be common stock (the "Common Shares") each with a par value of $1.00 per share, and of which one million (1,000,000) shares, each without par value, shall be preferred stock (the "Preferred Shares").

                B. SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

Section 1. Designation and Amount. The Corporation has designated five hundred thousand (500,000) shares of preferred stock as the "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock"). The number of shares initially constituting the Series A Preferred Stock shall be 500,000; provided, however, that if more than a total of 500,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the "Right") issued pursuant to the Rights Agreement dated October 18, 2002 between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), the Board of Directors of the Corporation, pursuant to Sections 21.155 and 21.156 of the TBOC, shall direct by resolution or resolutions that a statement be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Sections 21.155 and 21.156, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Amended and Restated Certificate of Formation then permits) to the largest number of whole shares (rounded up to the nearest whole share) issuable upon exercise of such Rights.

Section 2.        Dividends and Distributions.

     (a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of stock of the Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor,

     (i) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $.01 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (ii) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and

     (ii) Dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect multiplied times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect multiplied times such dividend or distribution on each share of the Common Stock. As used herein, the "Formula Number" shall be 1000; provided, however, that, if at any time after November 5, 2002, the Corporation shall (x) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (y) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (z) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after November 5, 2002, the Corporation shall issue any shares of its stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make adjustments, determined by the Board of Directors in its discretion to be appropriate, to the Formula Number to reflect such merger, reclassification or change.

     (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution solely in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock which are originally issued prior to the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     (d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared and the Corporation shall have paid such dividend or shall have set apart a sum sufficient for the payment thereof.

     (e) The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3.  Voting Rights.  The holders of shares of Series A
           Preferred Stock shall have the following voting rights:

     (a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or shareholders generally are entitled to vote, multiplied times the maximum number of votes per share which any holder of the Common Stock or shareholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

     (b) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of shareholders of the Corporation.

     (c) If, at the time of any annual meeting of shareholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of shareholders (and at any subsequent annual meeting of shareholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this
Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

     (d) Except as provided herein, in Section 11 of Article IV, Part B or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

Section 4.        Certain Restrictions.

     (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 of Article IV, Part B are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

     (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A
Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock of the Corporation or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $1.00 per whole share and (y) an aggregate amount per share equal to the Formula Number then in effect multiplied times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination thereof, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to the Formula Number then in effect multiplied times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 7 and Section 2 of Article IV, Part B appear to apply to a transaction, this Section 7 shall control.

Section 8.        No Redemption; No Sinking Fund.

     (a) The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

     (b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

     Section 9. Ranking. The Series A Preferred Stock shall rank, with respect to the payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, junior to all other series of Preferred Stock of the Corporation, if any, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of any such other series and the qualifications, limitations and restrictions thereof.

     Section 10. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (i) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth of a share or any integral multiple thereof or (ii) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

     Section 11. Amendment. None of the powers, preferences or relative, participating, optional or other special rights of the Series A Preferred Stock as provided in this Amended and Restated Certificate of Formation of the Corporation shall be amended in any manner that would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3 percent of the outstanding shares of Series A Preferred Stock, voting as a separate class.

                           C. OTHER PREFERRED SHARES

     Section 1. General. Other Preferred Shares authorized by this Amended and Restated Certificate of Formation may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized from time to time to divide all or any part of the Preferred Shares, other than any already designated series of Preferred Shares, in series thereof and to fix and determine variations, if any, between any series so established as to dividend rates, conversion rights, rights and terms of redemption including sinking fund provisions, the redemption price or prices, the liquidation preferences, the conversion privileges, and the voting rights of any wholly unissued series of preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them. The provisions of Sections 2 to 6 of this
Article IV, Part C shall apply to all Preferred Shares except to the extent any designation shall otherwise provide, and in such event, the designation shall govern to the extent of any inconsistency.

     Section 2. Preferred Dividends. The holders of all Preferred Shares, regardless of series, at the time outstanding shall be entitled to receive, when and as declared to be payable by the Board of Directors, out of any funds legally available for the payment thereof, dividends at the rate theretofore fixed by the Board of Directors for each series of such Preferred Shares that have theretofore been established, and no more, payable on dates theretofore fixed by the Board of Directors for each series of such Preferred Shares.

     Section 3. Dividends Other Than Preferred Dividends. After adequate provision has been made for payment of full dividends on all Preferred Shares then outstanding for all past dividend periods and for the current dividend period, the Board of Directors may declare such further dividends as are permitted by law, and the Board of Directors shall have the absolute discretion in fixing the fashion in which holders of Preferred Shares and holders of Common Shares shall participate in such further dividends, with provision being made for one class participating more fully than the other or to the total exclusion of the other.

     Section 4. Cumulativeness of Preferred Dividends. Dividends on all Preferred Shares, regardless of series, shall be cumulative. No dividends shall be declared on any shares of any series of Preferred Shares for any dividend period unless all dividends accumulated for all prior dividend periods shall have been declared or shall then be declared at the same time upon all Preferred Shares then outstanding. No dividends shall be declared on any shares of any series of Preferred Shares unless a dividend for the same period shall be declared at the same time upon all Preferred Shares outstanding at the time of such declaration in like proportion to the dividend rate then declared. No dividends shall be declared or paid on the Common Shares unless full dividends on all the Preferred Shares then outstanding for all past dividend periods and for the current dividend period shall have been declared and the Corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof.

     Section 5. Preference on Liquidation. In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Shares shall be entitled to receive the amount fixed for such purpose in the resolution or resolutions of the Board of Directors establishing the respective series of Preferred Shares that might then be outstanding, together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefore in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Shares, the remaining assets and funds of the
Corporation shall be distributed pro rata among the holders of the Common Shares. A consolidation, merger or other reorganization of the Corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation shall not be considered a dissolution, liquidation, or winding up of the Corporation within the meaning of these provisions.

     Section 6. Redemption Privileges of the Corporation. The whole or any part of the outstanding Preferred shares or the whole or any part of any series thereof may be called for redemption and redeemed at any time at the option of the Corporation, exercisable by the Board of Directors upon thirty (30) days' notice by mail to the holders of such shares as are to be redeemed, by paying therefore in cash the redemption price fixed for such shares in the resolution or resolutions of the Board of Directors establishing the respective series of which the shares to be redeemed are a part, together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefore in the aforesaid resolution or resolutions to the date fixed for such redemption. The Corporation may redeem the whole or any part of the shares of any series, or of several series, without redeeming the whole or any part of the shares of any other series; provided, however, that if at any time less than the whole of the Preferred Shares of any particular series then outstanding shall be called for redemption, the Preferred Shares to be redeemed shall be determined by lot or by such other equitable method as may be determined by the Board of Directors. If on the redemption date specified in any such notice funds necessary for such redemption shall have been set aside by the Corporation, separate and apart of its other funds, in trust for the pro rata benefit of the holders of the Preferred Shares so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, the shares so called for redemption shall no longer be deemed to be outstanding, the right to receive dividends thereon shall cease to accrue from and after the date so fixed, and all rights of shareholders of Preferred Shares so called for redemption shall, after such redemption date, cease and terminate, excepting only the right of the holders thereof to receive the redemption price thereof, but without interest; and if, before the redemption date specified in any notice of the redemption of any Preferred Shares the Corporation shall deposit with a bank or trust company in the City of Houston, Texas, having a capital and surplus of at least $10,000,000 according to its last published statement of condition, in trust to be applied to the redemption of the Preferred Shares so called for redemption, the funds necessary for such redemption, then, from and after the date of such deposit, the shares so called for redemption shall no longer be deemed to be outstanding and all rights of the holders of the shares so called for redemption shall cease and terminate, excepting only the right of holders thereof to receive the redemption price thereof, without interest. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time. In case the holder of shares which shall have been called for redemption shall not, within five years after the making of such deposit, claim the amount deposited with respect to the redemption of such shares, the bank or trust company in which such deposit was made shall be relieved of all responsibility in respect thereof to such holder. Preferred Shares which are redeemed shall be cancelled and shall not be reissued.

                                   ARTICLE V.

         The street address of the registered office of the Corporation is 15835 Park Ten Place, Houston, Texas 77084, and the name of its registered agent at such address is James M. Holland.

                                  ARTICLE VI.

         The number of directors constituting the board of directors is seven
(7), but there is currently a vacancy. The names and addresses of the persons who are to serve as directors until the next annual meeting of the shareholders, or until their successors are duly elected and qualified are:

        NAME                               ADDRESS

        Deborah A. Beck                    15835 Park Ten Place Drive
                                           Houston, Texas  77084

        Robert W. Burgess                  15835 Park Ten Place Drive
                                           Houston, Texas  77084

        George S. Dotson                   15835 Park Ten Place Drive
                                           Houston, Texas  77084

        Hans Helmerich                     15835 Park Ten Place Drive
                                           Houston, Texas  77084

        John R. Irwin                      15835 Park Ten Place Drive
                                           Houston, Texas 77084

        William J. Morrissey               15835 Park Ten Place Drive
                                           Houston, Texas 77084

                                  ARTICLE VII.

     A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability for (i) a breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law, (iii) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, or (iv) an act or omission for which the liability of a director is expressly provided for by statute.

     If the TBOC is amended after approval by the shareholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.

     Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE VIII.

     The right to cumulate votes in the election of directors by any shareholder of the Corporation is hereby expressly authorized.

                            [Signature page follows]

       DATED:  February ____, 2006

                                     ATWOOD OCEANICS, INC.


                                     By:
                                     James M. Holland

                                     Secretary

                                                                   APPENDIX C
                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                              ATWOOD OCEANICS, INC.

         Pursuant to Article 4.04 of the Texas Business Corporation Act, as amended, or any successor statute thereto, including the Texas Business Organizations Code, Atwood Oceanics, Inc., a Texas corporation (the "Corporation"), hereby adopts the following Articles of Amendment to its Restated Articles of Incorporation:

                                    ARTICLE 1

         The name of the Corporation is Atwood Oceanics, Inc.

                                    ARTICLE 2

         The first paragraph of Article IV of the Restated Articles of Incorporation, as amended, of the Corporation is hereby deleted in its entirety and replaced with the following:

                  "The aggregate number of shares which the Corporation shall have authority to issue is fifty-one million (51,000,000) shares of capital stock, of which fifty million (50,000,000) shares shall be common stock (the "Common Shares") each with a par value of $1.00 per share, and of which one million (1,000,000) shares, each without par value, shall be preferred stock (the "Preferred Shares").

                                    ARTICLE 3

         The foregoing amendment was adopted by the shareholders of the Corporation on February 9, 2006.

                                    ARTICLE 4

         The foregoing amendment has been approved in the manner required by the Texas Business Corporation Act, as amended, or any successor statute thereto, including the Texas Business Organizations Code, and the constituent documents of the Corporation.

         DATED:    February __, 2006.

                                ATWOOD OCEANICS, INC.


                                By:
                                ------------------------
                                James M. Holland
                                Secretary

                                                                      APPENDIX D

                              ATWOOD OCEANICS, INC.
                 AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I  PURPOSE..........................................................3
         Section 1.1. Purpose...............................................3
         Section 1.2. Establishment.........................................3
         Section 1.3. Shares Subject to the Plan............................3
ARTICLE II  DEFINITIONS.....................................................3
         Section 2.1. Affiliated Entity.....................................3
         Section 2.2. Award.................................................3
         Section 2.3. Award Agreement.......................................3
         Section 2.4. Board.................................................3
         Section 2.5. Change of Control Event...............................3
         Section 2.6. Code..................................................4
         Section 2.7. Committee.............................................5
         Section 2.8. Common Stock..........................................5
         Section 2.9. Company...............................................5
         Section 2.10.Date of Grant.........................................5
         Section 2.11.Director..............................................5
         Section 2.12.Eligible Employee.....................................5
         Section 2.13.Exchange Act..........................................5
         Section 2.14.Fair Market Value.....................................5
         Section 2.15.Incentive Stock Option................................5
         Section 2.16.Nonqualified Stock Option.............................5
         Section 2.17.Non-Employee Director.................................5
         Section 2.18.Option................................................5
         Section 2.19.Participant...........................................5
         Section 2.20.Plan..................................................5
         Section 2.21.Restricted Stock Award................................5
         Section 2.22.Securities Act........................................5
         Section 2.23.Subsidiary............................................5
ARTICLE III  ADMINISTRATION.................................................6
         Section 3.1. Administration of the Plan; the Committee.............6
         Section 3.2. Committee to Make Rules and Interpret Plan............6
ARTICLE IV  GRANT OF AWARDS.................................................7
         Section 4.1. Committee to Grant Awards to Eligible Employees.......7
         Section 4.2. Grant of Awards to Non-Employee Directors.............7
ARTICLE V  ELIGIBILITY......................................................7
ARTICLE VI  STOCK OPTIONS...................................................7
         Section 6.1. Grant of Options......................................7
         Section 6.2. Conditions of Options.................................8
ARTICLE VII  RESTRICTED STOCK AWARDS.......................................10
         Section 7.1. Grant of Restricted Stock Awards.....................10
         Section 7.2. Conditions of Restricted Stock Awards................10
ARTICLE VIII  STOCK ADJUSTMENTS............................................11
ARTICLE IX  GENERAL........................................................12
         Section 9.1. Amendment or Termination of Plan.....................12
         Section 9.2. Withholding Taxes....................................12
         Section 9.3. Change of Control....................................12

         Section 9.4. Amendments to Awards.................................12
         Section 9.5. Regulatory Approval and Listings.....................12
         Section 9.6. Right to Continued Employment or Service.............13
         Section 9.7. Compliance with Section 16(b)........................13
         Section 9.8. Reliance on Reports..................................13
         Section 9.9. Construction.........................................13
         Section 9.10.Severability.........................................13
         Section 9.11.Governing Law........................................13

                                   ARTICLE I

                                     PURPOSE

     Section 1.1. Purpose. This Amended and Restated 2001 Stock Incentive Plan amends and restates in its entirety the 2001 Stock Incentive Plan (as so amended and restated, the "Plan"). The Plan was established by the Company to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company's success. Toward these objectives, the Plan provides for the granting of Options to Eligible Employees and awarding Restricted Stock to Eligible Employees and Non-Employee Directors subject to the conditions set forth in the Plan.

     Section 1.2. Establishment. The Plan originally became effective September 6, 2001, subject to shareholder approval which was subsequently obtained and will continue for a period of ten years thereafter, unless earlier terminated, at which time no further Awards shall be made hereunder. The amendments included in this restatement of the Plan will be effective March 1, 2006, subject to shareholder approval. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

     Section 1.3. Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 1,000,000 shares of Common Stock.

                                   ARTICLE II

                                   DEFINITIONS

     Section 2.1. Affiliated Entity. Affiliated Entity means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

     Section 2.2. Award. Award means, individually or collectively, any Option or Restricted Stock Award granted under the Plan to an Eligible Employee or Non-Employee Director by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

     Section 2.3. Award Agreement. Award Agreement means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

Section 2.4.      Board.  Board means the board of directors of the Company.


Section 2.5. Change of Control Event. Change of Control Event means each of the following:


(a)      The  acquisition after the Effective Date of this Plan by any individual, entity or group (within the meaning of Section
         13(d)(3) or 14(d)(2) of the  Exchange  Act) (a "Person") of  beneficial  ownership  (within the meaning of Rule 13d-3 promulgated  under the Exchange  Act) of 15% or more of either (1) the then  outstanding  shares of Common Stock (the
         "Outstanding  Company Common Stock") or (2) the combined voting power of the then  outstanding  voting  securities of the Company entitled to vote generally in the election of directors (the  "Outstanding  Company Voting  Securities");
         provided,  however,  that the following  acquisitions  shall not constitute a Change of Control:  (A) any acquisition directly from the Company,  (B) any acquisition by the Company,  (C) any acquisition by any employee benefit plan (or related  trust)  sponsored  or  maintained  by the Company or any  corporation  controlled  by the  Company,  (D) any acquisition  previously  approved by at least a majority of the members of the Incumbent  Board,  (E) any acquisition approved by at least a majority of the members of the  Incumbent  Board within five  business  days after the Company

                                       3

         has notice of such  acquisition,  or (F) any acquisition by any corporation  pursuant to a transaction which complies with clauses (1), (2), and (3) of subsection (c) of this Section 2.5; or

(b)      Individuals  who, as of the date hereof, constitute the Board (the "Incumbent Board")cease for any reason to constitute at least a majority of the Board;  provided,  however,  that any individual  becoming a director  subsequent to the date hereof whose election,  appointment or nomination for election by the Company's shareholders,  was approved by a vote of at least a majority of then  Incumbent  Board shall be considered as though such  individual  were a member of the
         Incumbent Board,  but excluding,  for purposes of this  definition,  any such individual whose initial  assumption of office  occurs as a result of an actual or  threatened  election  contest  with respect to the election or removal of directors or other actual or  threatened  solicitation  of proxies or consents by or on behalf of a Person other than the Board; or

(c)      Approval by the shareholders of the Company of a reorganization, share exchange, merger(a "Business Combination"), in each case, unless,  following such Business Combination,  (1) all or substantially all of the individuals and entities who were the beneficial  owners,  respectively,  of the Outstanding  Company Common Stock and Outstanding  Company Voting
         Securities  immediately prior to such Business  Combination will beneficially own, directly or indirectly,  more than
         70% of,  respectively,  the then  outstanding  shares  of  common  stock and the  combined  voting  power of the then outstanding  voting  securities  entitled to vote generally in the election of directors,  as the case may be, of the corporation resulting from such Business Combination (including,  without limitation, a corporation which as a result of such transaction will own the Company through one or more  subsidiaries) in substantially  the same proportions as their  ownership,  immediately  prior to such  Business  Combination  of the  Outstanding  Company  Common  Stock and
         Outstanding  Company Voting  Securities,  as the case may be, (2) no Person  (excluding any employee benefit plan (or related trust) of the Company or such corporation  resulting from such Business  Combination)  will beneficially own, directly or indirectly, 15% or more of, respectively,  the then outstanding shares of common stock of the corporation resulting from such Business  Combination or the combined voting power of the then outstanding  voting  securities of such  corporation  except to the extent that such  ownership  existed prior to the Business  Combination,  and (3) at least a  majority  of the  members  of the  board of  directors  of the  corporation  resulting  from  such  Business
         Combination  were members of the  Incumbent  Board at the time of the execution of the initial  agreement,  or of the action of the Board, providing for such Business Combination or were elected, appointed or nominated by the Board; or

(d)      Approval by the shareholders of the Company of (1) a complete liquidation or dissolution of the Company or,(2) the sale or other  disposition  of all or  substantially  all of the assets of the  Company,  other than to a  corporation,  with respect to which following such sale or other disposition,  (A) more than 70% of, respectively,  the then outstanding shares of common stock of such  corporation and the combined voting power of the then outstanding  voting  securities of such corporation  entitled to vote generally in the election of directors is then beneficially owned,  directly or indirectly,  by  all  or  substantially  all  of the  individuals  and  entities  who  were  the  beneficial  owners, respectively,  of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other  disposition in substantially  the same proportion as their ownership,  immediately  prior to such sale or other disposition,  of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the
         case may be, (B) less than 15% of, respectively,  the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding  voting  securities of such corporation  entitled to vote generally in the election of directors  will be  beneficially  owned,  directly or  indirectly,  by any Person  (excluding  any employee benefit plan (or related trust) of the Company or such  corporation),  except to the extent that such Person owned 15% or more of the Outstanding  Company Common Stock or Outstanding Company Voting Securities prior to the sale or  disposition,  and (C) at least a majority  of the  members of the board of  directors  of such  corporation  were members of the Incumbent Board at the time of the execution of the initial agreement,  or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected,  appointed or nominated by the
         Board.

     Section 2.6. Code. Code means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     Section 2.7. Committee. Committee means the Compensation Committee of the Board.

     Section 2.8. Common Stock. Common Stock means the common stock, par value $1.00 per share, of the Company, and after substitution, such other stock as shall be substituted therefor as provided in Article VIII.

     Section 2.9. Company. Company means Atwood Oceanics, Inc., a Texas corporation.

     Section 2.10. Date of Grant. Date of Grant means the date on which the granting of an Award to a Participant is authorized by this Plan or the Committee, or such later date as may be specified by the Committee in its authorization.

     Section 2.11. Director. Director means any individual who is a member of the Board.

     Section 2.12. Eligible Employee. Eligible Employee means any key employee of the Company, a Subsidiary, or an Affiliated Entity, specifically including officers and Directors (other than Non-Employee Directors), who are from time to time responsible for the management, growth and protection of the business of the Company.

     Section 2.13. Exchange Act. Exchange Act means the Securities Exchange Act of 1934, as amended. References in the Plan to any section, rule or regulation of the Exchange Act shall be deemed to include any amendments or successors to such section, rule, or regulation.

     Section 2.14. Fair Market Value. Fair Market Value means (i) during such time as the Common Stock is listed upon the New York Stock Exchange, other exchanges or the Nasdaq/National Market System, the average of the highest and lowest sales prices of the Common Stock as reported by such stock exchange or the Nasdaq/National Market System on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any such stock exchange or the Nasdaq/National Market System that day, on the next preceding day on which there was a sale of such Common Stock or (ii) during any such time as the Common Stock is not listed upon an established stock exchange or the Nasdaq/National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

     Section 2.15. Incentive Stock Option. Incentive Stock Option means an Option within the meaning of Section 422 of the Code.

     Section 2.16. Nonqualified Stock Option. Nonqualified Stock Option means an Option which is not an Incentive Stock Option.

Section 2.17. Non-Employee Director. Non-Employee Director means "non-employee director" as defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

Section 2.18. Option. Option means an Award of an option to purchase shares of Common Stock granted to an Eligible Employee under Article VI of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options.

Section 2.19. Participant. Participant means an Eligible Employee or Non-Employee Director to whom an Award has been granted.

     Section 2.20. Plan. Plan means the Atwood Oceanics, Inc. 2006 Stock Incentive Plan.

     Section 2.21. Restricted Stock Award. Restricted Stock Award means an Award of shares of Common Stock granted to an Eligible Employee under Article VII of the Plan or a Non-Employee Director under Articles IV and VII of the Plan.

     Section 2.22. Securities Act. Securities Act shall mean the Securities Act of 1933, as amended. References in the Plan to any section, rule or regulation of the Securities Act shall be deemed to include any amendments or successors to such section, rule, or regulation.

     Section 2.23. Subsidiary. Subsidiary shall have the same meaning as "subsidiary corporation" is defined in Section 424 of the Code.

                                  ARTICLE III

                                 ADMINISTRATION

Section 3.1.      Administration of the Plan; the Committee.
                  -----------------------------------------
(a)      The Committee shall  administer the Plan. The Committee shall consist solely of two or more Non-Employee Directors who are appointed  by, and serve at the  pleasure  of the Board.  Unless  otherwise  provided in the  by-laws,  as amended or restated from time to time,  of the Company or the  resolutions  adopted from time to time by the Board  establishing the Committee,  the Board may from time to time remove  members from, or add members to, the Committee.  Vacancies on the Committee,  however  caused,  shall be filled by the Board.  The Committee  shall hold meetings at such times and places as it may determine.  A majority of the members of the Committee shall constitute a quorum,  and the acts of a majority  of the  members  present at any  meeting at which a quorum is present  or acts  reduced to or  approved  in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

(b)     Subject to the provisions of the Plan, specifically the provisions of Section 4.2, the Committee shall have exclusive power to:

        (i)    Select the Eligible Employees to whom Awards shall be granted.

        (ii)   Determine the time or times when Awards will  be made to Eligible Employees.

        (iii)  Determine the form of an Award granted to an Eligible Employee, whether an Option or a
               Restricted Stock Award, the number of shares of Common Stock subject to the Award, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

        (iv)   Determine the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of a Restricted Stock Award granted to a Non-Employee
               Director, including the time of vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting under certain circumstances determined by the Committee.

        (v)    Determine whether Awards granted to Eligible Employees will be granted singly or in combination.

        (vi)   Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

        (vii)  Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

     Section 3.2. Committee to Make Rules and Interpret Plan. The Committee in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.


                                   ARTICLE IV

                                 GRANT OF AWARDS

     Section 4.1. Committee to Grant Awards to Eligible Employees. The Committee may, from time to time, grant Awards to one or more Eligible Employees, provided, however, that:

(a) Subject to Article VIII, the aggregate number of shares of Common Stock made subject to the Award of Options to any single Eligible Employee in any fiscal year may not exceed 50,000.

(b) Subject to Article VIII, in no event shall more than 150,000 shares of Common Stock subject to the Plan be awarded to Participants as Restricted Stock Awards, excluding those made to Non-Employee Directors pursuant to Section 4.2.

(c) No shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, or which are exchanged in the Committee's discretion for Awards not involving Common Stock, or which are withheld to satisfy applicable tax requirements, shall be available again for grant under the Plan.

(d) Common Stock delivered by the Company in payment of any Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(e) Except as specifically provided for herein, the Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

     Section 4.2. Grant of Awards to Non-Employee Directors. During each fiscal year of the Company, the Committee shall grant a Restricted Stock Award to each Non-Employee Director. The number of shares of Common Stock included in such Restricted Stock Award shall be the number of shares of Common Stock equivalent to $40,000, adjusted for inflation, based on the Fair Market Value of a share of Common Stock on the Date of Grant. During the first fiscal year in which the Plan is effective, the Date of Grant shall be the date of the first meeting of the Board following the later of (a) shareholder approval of the Plan and (b) each such Director's election, re-election, appointment, or re-appointment, but no more than once in such fiscal year. In subsequent fiscal years, the Date of Grant shall be the earlier of the date of the first meeting of the Board (x) during any such fiscal year and (y) each such Director's election, re-election, appointment, or re-appointment, but no more than once in any such fiscal year. Restrictions on such Restricted Stock Awards granted to Non-Employee Directors shall be determined by the Committee, subject to the provisions of the Plan.

ARTICLE V

                                   ELIGIBILITY

     Subject to the provisions of the Plan, the Committee shall, from time to time, select from the Eligible Employees those to whom Awards shall be granted and shall determine the type or types of Awards to be made. Each Non-Employee Director of the Company is eligible to be a granted a Restricted Stock Award each fiscal year as set forth in Section 4.2. For all Awards, the Committee shall establish in the related Award Agreements the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.

ARTICLE VI

                                  STOCK OPTIONS

     Section 6.1. Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both.

Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Eligible Employee, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of Section 6.2.

     Section 6.2. Conditions of Options. Each Option so granted shall be subject to the following conditions:

     (a) Exercise Price. As limited by Section 6.2(f) below, each Award Agreement shall state the exercise price of the Option which shall be set by the Committee at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Form of Payment. The exercise price of an Option may be paid (1) in cash or by check, bank draft or money order payable to the order of the Company;
(2) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an accounting compensation charge with respect to the shares used to pay the exercise price unless otherwise determined by the Committee; or (3) a combination of the foregoing. In addition to the foregoing, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of an Eligible Employee if (A) the broker-dealer has received from the Eligible Employee or the Company a notice evidencing the exercise of such Option and instructions signed by the Eligible Employee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Eligible Employee and specifying the account into which such shares should be deposited, (B) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an Incentive Stock Option, upon the disposition of such shares and (C) the broker-dealer and the Eligible Employee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise.

(c)               Exercise of Options.

     (i) Generally. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Agreement, however, no Incentive Stock Option shall be exercisable more than ten years after its Date of Grant and no Nonqualified Stock Option shall be exercisable more than ten years and one day after its Date of Grant. Exercise of an Option shall be by written notice to the Secretary at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price and applicable withholding taxes. Separate certificates representing Common Stock to be delivered to an Eligible Employee upon the exercise of any Option will be issued to such Eligible Employee.

     (ii) Termination of Employment. If an Eligible Employee's employment with the Company, a Subsidiary or an Affiliated Entity terminates on or after his "Retirement Date" as such term is defined in the Atwood Oceanics, Inc. Employees' Retirement Plan (or its successor), or an Eligible Employee suffers death or a permanent or total disability (as defined in Section 22(e) of the Code), the Eligible Employee (or his personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to three months from such date of termination (one year in the case of death or disability (as defined above) in lieu of the 3 month period), and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee's employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The Committee may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Eligible Employee.

     (d) Limited Transferability. The Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Eligible Employee to (i) the ex-spouse of the Eligible Employee pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Eligible Employee ("Immediate Family Members"), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership in which such Immediate Family Members are the only partners. In addition (1) unless the Committee otherwise permits, there may be no consideration for any such transfer, (2) the Award Agreement pursuant to which such Nonqualified Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this paragraph, and (3) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 6.2(d). Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.2(c)(ii) hereof, the term "Eligible Employee" shall be deemed to refer to the transferee. The events of termination of employment of
Section 6.2(c)(ii) hereof shall continue to be applied with respect to the original Eligible Employee, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 6.2(c)(ii) hereof. No transfer pursuant to this Section 6.2(d) shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request. Except as otherwise specifically provided for herein, Options shall be transferable only by will or the laws of descent and distribution; however, no such transfer of Options by the Eligible Employee shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Options. Any Options transferred by will or the laws of descent and distribution shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.

     (e) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (1) the period or periods and the conditions of exercisability of any Option; (2) the minimum periods during which Eligible Employees must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (3) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (4) conditions under which such Options or shares may be subject to forfeiture; (5) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (6) the achievement by the Company of specified performance criteria; and (7) non-compete and protection of business matters.

     (f) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall be granted only to individuals who are Eligible Employees of the Company or a Subsidiary. Furthermore, Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of Section 422 of the Code, including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on its Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated or cancelled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Eligible
Employee during any fiscal year (under this Plan or any other plan of the Company or any Subsidiary) not exceed $100,000.

     (g) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to exercise of Options will be used for general corporate purposes.

     (h) Shareholder Rights. No Eligible Employee shall have a right as a shareholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VII

                             RESTRICTED STOCK AWARDS

     Section 7.1. Grant of Restricted Stock Awards. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to any Eligible Employee. All Restricted Stock Awards made to Eligible Employees shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. The Committee shall grant Restricted Stock Awards to Non-Employee Directors as set forth in Section 4.2. As a condition to the grant of a Restricted Stock Award under the Plan, each Participant so granted a Restricted Stock Award shall execute and deliver to the Company an Award Agreement.

     Section  7.2.  Conditions  of  Restricted  Stock  Awards.  The  grant  of a
Restricted    Stock    Award    shall    be    subject    to   the    following:
-------------------------------------

(a)          Restriction Period.

  (i) Generally. The period in which restrictions apply to Restricted Stock Awards is a "Restriction Period." The Award Agreement will set forth, among other things, any vesting requirements and Restriction
               Periods.

  (ii)         Eligible Employees. As to Eligible
               Employees, vesting conditions may include, but are not limited to, the achievement by the Company of specified performance criteria, and the requirement to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period of time. The Committee shall determine the Restriction Period which shall apply to the shares of Common Stock included in a Restricted Stock Award, or portion thereof, granted to an Eligible Employee;
               provided, however, the Restriction Period related to a Restricted Stock Award granted to an Eligible Employee shall be no less than six months nor more than ten years.

  (iii)        Non-Employee Directors. The Restriction
               Period for shares of Common Stock included in a Restricted Stock Award granted to a Non-Employee Director shall be three years, with 100% of the shares included in the Restricted Stock Award vesting on the Date of Grant.

(b)          Restrictions. Except as specifically
             provided for in the Plan or an Award
             Agreement, the holder of a Restricted Stock
             Award may not sell, transfer, pledge,
             exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions and conditions on any shares of Common Stock related to a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing shares of Common Stock related to Restricted Stock
             Awards to give appropriate notice of such restrictions.

(c) Lapse of Restrictions. The restrictions set forth in the paragraph (b) above shall terminate with respect to the shares of Common Stock to which they apply upon the earliest to occur of the following, except that no restrictions shall lapse less than six months from the Date of Grant of a Restricted Stock Award in the event of (i),
             (ii), (iii) and (iv) below, unless otherwise specified by the Committee:
  (i)          Upon the expiration of the applicable
               Restriction Period;

  (ii)         Upon the termination of an Eligible
               Employee's employment with the Company, a Subsidiary or an Affiliated Entity, if occurring on or after his "Retirement Date" as such term is defined in the Atwood
               Oceanics, Inc. Employees' Retirement Plan
               (or its successor);

  (iii)        The Participant's total and permanent
               disability (as defined in Section 22(e) of the Code);

  (iv)         The Participant's death;

  (v)          The occurrence of a Change of Control Event;or

  (vi) The acceleration of the termination of such restrictions on such terms and conditions as the Committee may establish in its sole discretion.

     To the extent a Restricted Stock Award is not vested at the time of the occurrence of one of the events specified in (i), (ii), (iii), (iv), or (vi) above, any Restricted Stock Award transferred subsequent to the occurrence of such event shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Such transfer shall not be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and an authenticated copy of the will (in the case of death of the Participant) and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Restricted Stock Award.

     (d) Delivery of Share Certificates; Legending. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates. Until the applicable Restriction Period has expired, the Company or its designee shall hold in escrow any certificate or certificates representing shares of Common Stock issued to a Participant pursuant to a Restricted Stock Award. Certificates for shares of Common Stock delivered pursuant to a Restricted Stock Award may, if the Committee so determines, bear a legend referring to the restrictions and the instruments to which such shares are subject.

     (e) Rights as Shareholders. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends and to purchase securities pursuant to that certain Rights Agreement by and between the Company and Continental Stock Transfer & Trust Company (as Rights Agent) dated October 18, 2002, as the same may be amended, modified or supplement from time to time. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares included in the Restricted Stock Award with respect to which they were paid.

ARTICLE VIII

                                STOCK ADJUSTMENTS

     In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spinoff, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock or rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article VIII and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article VIII which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any adjustment pursuant to this Article VIII, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share of Common Stock or unit of other securities.

ARTICLE IX

                                     GENERAL

     Section 9.1. Amendment or Termination of Plan. The Board may amend, suspend or terminate the Plan at any time, but except as specifically provided in writing, no amendments, suspension or termination of this Plan shall affect any restriction on or terms of any previously granted Award made pursuant to the Plan. In addition, the Board may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would
(i) reprice previously granted Options or cancel and reissue Options at a lower exercise price, (ii) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article VIII) or (iii) modify any provision of the Plan which would materially increase the benefit or rights of any Participant in the Plan. Amendments to the Plan may be subject to approval by the shareholders of the Company pursuant to applicable federal or state law or rules adopted by the New York Stock Exchange or any other stock exchange or the Nasdaq/National Market System on which the shares of the Company's Common Stock may be listed from time to time.

     Section 9.2. Withholding Taxes. An Eligible Employee shall pay the amount of taxes required by law upon the exercise of an Option in cash or as otherwise permitted in this Section 9.2. Unless otherwise paid by the Participant, the Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes; provided, the foregoing notwithstanding, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Committee.

Section 9.3. Change of Control. Awards granted under the Plan to any Participant shall be immediately and automatically vested, fully earned and exercisable, if an Option, upon the occurrence of a Change of Control Event.

     Section 9.4. Amendments to Awards. With the exception of repricing Options or canceling and re-issuing Options at a lower exercise price, the Committee may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent. An Option can be repriced or cancelled and reissued at a lower exercise price only upon approval by the shareholders of the Company.

     Section 9.5. Regulatory Approval and Listings. The Company shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following approval by the shareholders of the Company of the Plan as provided in Section 1.2 of the Plan, and keep continuously effective, a registration statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

(a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

(b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

(c) the completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     If the shares of Common Stock that have been awarded to a Participant pursuant to the provisions of the Plan are not registered under the Securities Act, pursuant to an effective registration statement on Form S-8, such Participant, if the Committee shall deem it advisable, may be required to represent and agree in writing (y) that any shares of Common Stock acquired by the Participant pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act, and (z) that such Participant has acquired such shares of Common Stock for the Participant's own account and not with a view to the distribution thereof.

     Section 9.6. Right to Continued Employment or Service. Nothing in the Plan or in the instruments evidencing the grant of an Award under the Plan shall in any manner be construed to limit in any way the right of the Company, any Subsidiary, or any Affiliated Entity to terminate an Eligible Employee's employment or the right of the shareholders of the Company to remove any Director at any time, or give any right to any person, including an Eligible Employee, to be or to remain employed by, or to serve as a Director of, the Company, a Subsidiary or any Affiliated Entity. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual, other than a Non-Employee Director, any right to be selected as a Participant or to be granted an Award.

     Section 9.7. Compliance with Section 16(b). The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Exchange Act. All transactions involving the Company's executive officers and Directors are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to executive officers and Directors of the Company.

     Section 9.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     Section 9.9. Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     Section 9.10. Severability. The invalidity or unenforceability of any provision of the Plan or an Award granted pursuant hereto shall not affect the validity and enforceability of the remaining provisions of the Plan and or such Award. The invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the Award granted pursuant hereto.

Section 9.11. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflicts of laws, except as superseded by applicable federal law.

                          PROXY ATWOOD OCEANICS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 9, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James M. Holland and Glen P. Kelley, or either of them as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $1.00 per share, held of record by the undersigned as of the close of business on December 30, 2005, at the Annual Meeting of Shareholders to be held on February 9, 2006 or any adjournment thereof:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

1.   ELECTION OF DIRECTORS:
     FOR all nominees listed
     except as marked to the contrary)     WITHHOLD authority to vote for
                                           all nominees listed

Nominees:
      DEBORAH A. BECK          GEORGE S. DOTSON          JOHN R. IRWIN
      ROBERT W. BURGESS        HANS HELMERICH            WILLIAM J. MORRISSEY


     (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name(s) in the line provided below or strike through their name above.)


--------------------------------------------------------------------------------

2. To approve the adoption of the Amended and Restated Certificate of Formation as described in the accompanying Proxy Statement and which is related to proposal in Item 3.

                            FOR              AGAINST                 ABSTAIN


-------------------------------------------------------------------------------



3. To approve the increase in the total number of authorized shares of Common Stock of the Company from 20,000,000 shares to 50,000,000 shares as described in the accompanying Proxy Statement and which is related to proposal in Item 2:

                           FOR               AGAINST                ABSTAIN


-------------------------------------------------------------------------------



4. To approve the adoption of the Atwood Oceanics, Inc. Amended and Restated 2001 Stock Incentive Plan as described in the accompanying Proxy Statement:

                           FOR               AGAINST                ABSTAIN


-------------------------------------------------------------------------------


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                               (see reverse side)

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of all Directors, FOR the adoption of the Company's Amended and Restated Certificate of Formation, FOR the increase in the total number of authorized shares of Common Stock of the Company from 20,000,000 shares to 50,000,000 shares and FOR adoption of the Atwood Oceanics, Inc. Amended and Restated 2001 Stock Incentive Plan.


                                    Please sign exactly as name appears hereon.

________________________, 2006      _________________________________________
DATED                                              SIGNATURE

                                    -----------------------------------------
                                          SIGNATURE IF JOINTLY HELD

                                NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.